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As filed with the Securities and Exchange Commission on April 30, 2002

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REGISTRATION NO. 2-99958

03745

-------------------------------------------------------------------------------- -----------------------------------------------------------SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM N-4

POST-EFFECTIVE AMENDMENT NO. 21 TO

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REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

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AMENDMENT NO. 21

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SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D

(EXACT NAME OF REGISTRANT)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(NAME OF DEPOSITOR)

ONE SUN LIFE EXECUTIVE PARK

WELLESLEY HILLS, MASSACHUSETTS 02481

(ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

DEPOSITOR'S TELEPHONE NUMBER: (781) 237-6030

EDWARD M. SHEA, ASSISTANT VICE PRESIDENT AND SENIOR COUNSEL

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SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

RETIREMENT PRODUCTS AND SERVICES

112 WORCESTER STREET

WELLESLEY HILLS, MASSACHUSETTS 02481

(NAME AND ADDRESS OF AGENT FOR SERVICE)

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COPIES OF COMMUNICATIONS TO:

JOAN E. BOROS, ESQ.

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JORDEN BURT LLP

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1025 THOMAS JEFFERSON STREET, N.W.

SUITE 400 EAST

WASHINGTON, D.C. 20007

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Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

[ ] Immediately upon filing pursuant to paragraph (b) of Rule 485.

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[X] On May 1, 2002 pursuant to paragraph (b) of Rule 485.

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[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ] On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

PROSPECTUS

May 1, 2002

Compass G

Combination Fixed/Variable

Group Annuity

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account D offer the master group flexible payment deferred annuity contracts described in this Prospectus to groups for use in connection with employer, association and other group retirement plans.

Contract owners may choose among a range of variable investment options and fixed options. The variable options are Sub-Accounts in the Variable Account. Each Sub-Account invests in one of the following mutual funds (the "Mutual Funds") advised by our affiliate Massachusetts Financial Services Company ("MFS"), or one of the following series of the MFS/Sun Life Series Trust (the "Series Fund"), which also is a mutual fund advised by MFS:
Mutual Funds	Series of Series Fund
MFS Bond Fund	Money Market Series
MFS Total Return Fund	High Yield Series
Massachusetts Investors Trust	Capital Appreciation Series
Massachusetts Investors Growth Stock Fund	Government Securities Series
MFS Growth Opportunities Fund

If a Contract is not tax-qualified or is not held by a trustee or custodian on behalf of the group or entity, the Contract owner may only choose among the Sub-Accounts that invest in the Series Fund.

The fixed account options are available for time periods of 1-, 3-, 5-, or 7-years, called Guarantee Periods, and pay interest at a guaranteed rate for each period. The Guarantee Periods are available for all Contracts.

This Prospectus must be accompanied by a current prospectus for the Series Fund. For taxqualified Contracts held by a trustee or custodian, this Prospectus also must be accompanied by a current prospectus for each of the Mutual Funds. Please read this Prospectus, the Series Fund prospectus, and, if applicable, the Mutual Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contract, the Series Fund and the Mutual Funds.

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We have filed a Statement of Additional Information dated May 1, 2002 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

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The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address:

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Sun Life Assurance Company of Canada (U.S.)

c/o Retirement Products and Services

P.O. Box 9133

Wellesley Hills, Massachusetts 02481

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TABLE OF CONTENTS

SPECIAL TERMS

The Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

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PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Compass G Fixed and Variable Annuity Contract is a master group flexible payment deferred annuity contract ("Contract"), designed for use with retirement and deferred compensation plans. We issued the Contract to the employer or other group that establishes the plan, which we call the "Owner." We issue a "Certificate" to you as a participant under the Contract. During the Accumulation Phase, you make Payments under the Certificate, which are allocated to one or more Variable Account or Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Certificate provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. The Certificate also provides a death benefit if you die during the Accumulation Phase.

The Accumulation Phase

The amount of Purchase Payments under a Certificate, may vary; however, each Purchase Payment must be at least $25, and we will not accept Purchase Payments that, on an annualized, are less than $300 in the first year of the Certificate. We will not normally accept a Purchase Payment if your Account Value is over $1 million or, if the Purchase Payment would cause your Account Value to exceed $1 million.

Variable Account Options: The Funds

The Owner (or you, if permitted under your plan) can allocate the Purchase Payments among Sub-Accounts investing in a number of Fund options. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate series of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money. During the Accumulation Phase, the Owner can transfers all or a portion of a Participant's Account among the Funds and the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

The Owner (or you, if permitted under your plan) can allocate the Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods are made available. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed interest rate permitted by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers, or renewals into that Guarantee Period will not be permitted.

Expense Summary

The Contract has insurance features and investment features, and there are costs related to each.

On each Account Anniversary, we deduct an annual Account Fee on your Account that ranges from $12 to $25, depending on the total amount of Purchase Payments made to all Certificates under the Contract. We deduct insurance charges ranging from 0.95% to 1.30% of the average daily value of the Certificate invested in the Variable Account, depending on the total amount of Purchase Payments made to all Certificates under the Contract.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. The withdrawal charge (also known as a "contingent deferred sales charge") starts at 6% in the first Contract year and declines to 0% after eight years.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds, which range from 057% to 0.94% of the average daily net assets of the Fund, depending upon which Fund(s) selected.

The Income Phase: Annuity Provisions

The Owner (or you, if permitted under your plan) can select one of a several Annuity Options. Subject to the Maximum Annuity Commencement Date, the Owner (or you, if permitted under your plan) can choose to receive annuity payments from the Fixed Account, from the available Variable Account options, or from a combination of both. If any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. The Owner (or you, if permitted under your plan) decide when your Income Phase will begin but, once it begins, your choice of annuity payment options.

Death Benefit

If you die before the Certificate reaches the Income Phase, the beneficiary will receive a death benefit. To calculate the death benefit, we use a "Death Benefit Date," which is the earliest date we have both due proof of death and a written request specifying the manner of payment. The death benefit is equal to the greater of (1) the value of your Account on the Death Benefit Date and (2) the total of the Purchase Payments made to your Account, minus all withdrawals and loans. The death benefit will also be reduced by any unpaid net loan interest.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Certificate during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. For any Account Year, this "free withdrawal amount" equals 10% of all Purchase Payments made during the last 7 Account Year (including the current Account Year), plus all Purchase Payments we have held for at least 7 Account Years. We do not apply any withdrawal charge to withdrawals made from a Certificate that has been established for at least 12 years, regardless of the amount or when any Purchase Payments were made. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see prospectus under "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Tax Considerations

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty.

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If you have any questions about your Contract or need more information, please contact us at:

     Sun Life Assurance Company of Canada (U.S.)

     c/o Retirement Products and Services

     P. O. Box 9133

     Wellesley Hills, Massachusetts 02481

     Toll Free (800) 725-7215

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EXPENSE SUMMARY

The purpose of the following table is to help you understand the costs and expenses that you will bear directly and indirectly under a Contract when you allocate money to the Variable Account. The table reflects expenses of the Variable Account as well as of each Series Fund and Mutual Fund. The table should be considered together with the narrative provided under the heading "Contract Charges" in this Prospectus, and with the Series Fund prospectus and the Mutual Fund prospectuses. In addition to the expenses listed below, we may deduct premium taxes.

SUMMARY OF CONTRACT EXPENSES

The purpose of the following table is to help Owners, Participants and prospective purchasers to understand the costs and expenses that are borne, directly and indirectly, by Owners and/or Participants when Payments are allocated to the Variable Account. The table reflects expenses of the Variable Account as well as of the Funds. The expense information for certain Funds has been restated to reflect current fees. The information set forth should be considered together with the narrative provided under the heading "How the Contract Charges Are Assessed" in this Prospectus, and with the Funds' prospectuses. In addition to the expenses listed below, premium taxes may be applicable.
Owner Transaction Expenses	Money Market Series	High Yield Series	Capital Appreciation Series	Government Securities Series
Sales Load Imposed on Purchases	0	0	0	0
Deferred Sales Load (as a percentage of Purchase Payments withdrawn) (1) Years Payment in Participant's Account
0-2	6%	6%	6%	6%
3	5%	5%	5%	5%
4	4%	4%	4%	4%
5	3%	3%	3%	3%
6	2%	2%	2%	2%
7	1%	1%	1%	1%
8	0%	0%	0%	0%
Exchange Fee	0	0	0	0
Annual Contract Fee (2)		$25 per Contract
Separate Account Annual Expenses (as a percentage of average separate account assets)
Mortality and Expense Risk Fees (2)	1.30%	1.30%	1.30%	1.30%
Other Fees and Expenses of the Separate Account	0.00%	0.00%	0.00%	0.00%
Total Separate Account Annual Expenses	1.30%	1.30%	1.30%	1.30%
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(as a percentage of Fund average net assets)
Management Fees	0.50%	0.75%	0.73%	0.55%
Other Expenses	0.07%	0.09%	0.05%	0.07%
Total Fund Annual Expenses (3)	0.57%	0.89%	0.78%	0.62%

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(continued on next page)

Owner Transaction Expenses	MFB	MTR	MIT	MIG	MGO
Sales Load Imposed on Purchases	0	0	0	0	0
Deferred Sales Load (as a percentage of Purchase Payments withdrawn) (1) Years Payment in Participant's Account
0-2	6%	6%	6%	6%	6%
3	5%	5%	5%	5%	5%
4	4%	4%	4%	4%	4%
5	3%	3%	3%	3%	3%
6	2%	2%	2%	2%	2%
7	1%	1%	1%	1%	1%
8	0%	0%	0%	0%	0%
Exchange Fee	0	0	0	0	0
Annual Contract Fee (2)		$25 per Contract
Separate Account Annual Expenses (as a percentage of average separate account assets)
Mortality and Expense Risk Fees (2)	1.30%	1.30%	1.30%	1.30%	1.30%
Other Fees and Expenses of the Separate Account	0.00%	0.00%	0.00%	0.00%	0.00%
Total Separate Account Annual Expenses	1.30%	1.30%	1.30%	1.30%	1.30%
Fund Annual Expenses (as a percentage of Fund average net assets)
Management Fees	0.39%	0.34%	0.33%	0.33%	0.42%
12b-1 Fees (4)	0.30%(7)	0.35%	0.35%	0.35%	0.25%(5)(6)
Other Expenses (8)	0.24%	0.19%	0.23%	0.26%	0.23%
Total Fund Annual Expenses	0.93%	0.88%	0.91%	0.94%	0.90%

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(1)

A portion of the Participant's Account may be withdrawn each year without imposition of any withdrawal charge, and after a Purchase Payment has been held by the Company for seven years it may be withdrawn free of any withdrawal charge.

(2)

The Annual Contract Fee ("Account Fee") and Mortality and Expense Risk Fees ("Asset Charge") decline based on total Purchase Payments credited to all Participants' Accounts under a Contract in accordance with the following schedule:

Purchase Payments	Account Fee	Asset Charge
up to $250,000	$25	1.30%
$250,000 to $1,499,999	$18	1.25%
$1,500,000 to $4,999,999	$15	1.10%
$5,000,000 and over	$12	0.95%

(3)

Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into such other arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected in the table.

(4)

Each of the Funds has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to the Class A shares. See "Information Concerning Shares of the Fund - Distribution Plan" in the Fund's prospectus.

(5)	Payment of the 0.10% per annum Class A distribution fee will be imposed on such date as the Trustees of the Fund may determine.

(6)	The 0.25% per annum distribution/service fee is reduced to 0.15% for shares purchased prior to March 1, 1991.

(7)

0.05% of the Class A distribution fee is currently being paid by the Fund. Payment of the remaining portion of the Class A distribution fee will become payable upon such date as the Trustees of the Trust may determine.

(8)

Each Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such reductions are not reflected in the table. Had these fees been taken into account, "Total Fund Annual Expenses" would be as follows: MFB, 0.91%; MTR, 0.86%; MIT, 0.90%; MIG, 0.92%; and MGO, 0.87%.

EXAMPLES

If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming an average Contract size of $8,333 and a 5% annual return:
	1 Year	3 Years	5 Years	10 Years
MFS Bond Fund	$80	$124	$162	$287
Capital Appreciation Series	$78	$119	$154	$272
Government Securities Series	$77	$114	$146	$255
MFS Growth Opportunities Fund	$79	$123	$160	$284
High Yield Series	$79	$121	$157	$278
Massachusetts Investors Growth Stock Fund	$80	$124	$162	$288
Massachusetts Investors Trust Fund	$79	$123	$161	$285
Money Market Series	$76	$113	$143	$250
MFS Total Return Fund	$79	$122	$159	$282

If you do not surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming an average Contract size of $8,333 and a 5% annual return:
	1 Year	3 Years	5 Years	10 Years
MFS Bond Fund	$26	$79	$135	$287
Capital Appreciation Series	$24	$74	$127	$272
Government Securities Series	$23	$69	$119	$255
MFS Growth Opportunities Fund	$25	$78	$133	$284
High Yield Series	$25	$76	$130	$278
Massachusetts Investors Growth Stock Fund	$26	$79	$135	$288
Massachusetts Investors Trust Fund	$25	$78	$134	$285
Money Market Series	$22	$68	$116	$250
MFS Total Return Fund	$25	$77	$132	$282

CONDENSED FINANCIAL INFORMATION

Ten-year historical information about the value of the units we use to measure the variable portion of Contracts ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix B.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) (the "Company", "we" or "us") and Sun Life of Canada (U.S.) Variable Account D (the "Variable Account") offer the Compass G Combination Fixed/ Variable Group Annuity to employers, associations and other groups for use in connection with their retirement plans. We issue the Contract to the Owner. The Contract covers all individuals participating under the Contract. Each individual receives a Certificate that evidences his or her participation under the Contract.

In this Prospectus, unless we state otherwise, we refer to the employer, association or other group establishing the Contract as the "Owner" even though the legal owner of the Contract may be a trustee or custodian. We refer to participating individuals under Contracts as "Participants" and we refer to Participants as "you." For the purpose of determining benefits under a Contract, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account." We will only accept instructions and elections regarding Participant Accounts from the Owner. However, under the terms of your particular plan, you may be entitled to make certain decisions and elections which the Owner will communicate to us on your behalf.

The Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which payments are made under the Contract and allocated to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make payments based on the amount accumulated. The Contract provides tax deferral, so that you do not pay taxes on your earnings under the Contract until they are withdrawn. It provides a death benefit if you die during the Accumulation Phase. Finally, if the Owner (or you, if permitted by your plan) so elects, during the Income Phase we will make payments to you for life or for another period that the Owner (or you, if permitted by your plan) chooses.

The Owner (or you, if permitted by your plan) chooses these benefits on a variable or fixed basis or a combination of both. When a variable investment option or a Variable Annuity option is chosen, your benefits will be responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from different types of investments. With these options, you assume all investment risk under the Contract. When a Guarantee Period in our Fixed Account or a Fixed Annuity option is chosen, we assume the investment risk, except in the case of early withdrawals, where you bear the risk of unfavorable interest rate changes. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate, which is 4% per year, compounded annually.

The Contracts are designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408(c), 408(k) or 408(p) of the Internal Revenue Code. After May 1, 1990 we will not issue Contracts for use with deferred compensation plans established under Section 457 of the Code. The Contracts are also designed so that they may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all others as "Non-Qualified Contracts."

COMMUNICATING TO US ABOUT THE CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Address. However, we will consider Purchase Payments, withdrawal requests and transfer instructions to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

When we specify that notice to us must be in writing, we reserve the right, in our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, and Puerto Rico, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on August 20, 1985, pursuant to a resolution of our Board of Directors. Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in (1) shares of one of the four Series of the MFS/Sun Life Series Trust (the "Series Fund") that we offer for the Contracts and (2) for Qualified Contracts held by a trustee or custodian on behalf of the entity or group, Class A shares of one of the Mutual Funds. All amounts allocated to the Variable Account will be used to purchase Mutual Fund or Series Fund shares as designated by the Owner (or you, if permitted by your plan) at their net asset value. Any and all distributions made by the Mutual Funds or Series Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, loans, annuity payments, death benefits, Account Fees, contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes will, in effect, be made by redeeming the number of Mutual Fund or Series Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Series Fund and Mutual Fund shares at all times.

VARIABLE ACCOUNT OPTIONS

The MFS/Sun Life Series Trust

The MFS/Sun Life Series Trust (the "Series Fund") is an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate Massachusetts Financial Services Company ("MFS") serves as the investment adviser to the Series Fund.

The Series Fund is composed of 31 independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Series Fund are issued in 31 Series, each corresponding to one of the portfolios. The Contracts provide for investment by the Sub-Accounts in shares of the 4 Series of the Series Fund described below. Additional portfolios may be added to the Series Fund which may or may not be available for investment by the Variable Account.

Capital Appreciation Series will seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.

Government Securities Series will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.

High Yield Series will seek high current income and capital appreciation by investing primarily in certain lower rated or unrated fixed income securities (possibly with equity features) of U.S. and foreign issuers.

Money Market Series will seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months.

A more detailed description of the Series Fund, its management, its investment objectives, policies and restrictions and its expenses may be found in the accompanying current prospectus of the Series Fund, and in the Series Fund's Statement of Additional Information, which is available by calling 1-800-752-7215.

The Series Fund also offers its shares to other separate accounts established by the Company and our New York subsidiary in connection with variable annuity and variable life insurance contracts. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Series Fund. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and the Series Fund's Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Series which is involved in the conflict or substitution of shares of other Series or other mutual funds.

For Non-Qualified Contracts used for deferred compensation and payroll savings plans and Qualified Contracts that are not held by trustees or custodians, the Series of the Series Fund described above are the only variable investment options available.

The Mutual Funds

For Qualified Contracts that are held by a trustee or custodian on behalf of the entity or group, the following Mutual Funds also are available as variable investment options:

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MFS® Bond Fund ("MFB") will primarily seek to provide as high a level of current income as is believed to be consistent with prudent risk. MFB's secondary objective is to protect shareholders' capital. MFB invests, under normal market conditions, at least 65% of its total assets in corporate bonds, U.S. Government securities and mortgage-backed and asset-backed securities.

MFS® Total Return Fund ("MTR") will primarily seek to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to provide reasonable opportunity for growth of capital and income. MTR is a "balanced fund" and invests in a combination of equity and fixed income securities. Under normal market conditions, MTR invests: (i) at least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stock, bonds, warrants or rights convertible into stock, and depositary receipts for those securities, and (ii) at least 25% of its net assets in non-convertible fixed income securities.

Massachusetts Investors Trust ("MIT") will seek long-term growth of capital with a secondary objective to seek reasonable current income. MIT invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts. While MIT may invest in companies of any size, it generally focuses on companies with larger market capitalizations that its investment adviser believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. MIT will also seek to provide income equal to approximately 90% of the dividend yield on the Standard & Poor's 500 Composite Index.

Massachusetts Investors Growth Stock Fund ("MIG") will seek long-term growth of capital and future income rather than current income. MIG invests its assets (except for working cash balances) in the common stocks and securities convertible into common stocks, of companies which its investment adviser believes offer better-than-average prospects for long-term growth.

MFS® Growth Opportunities Fund ("MGO") will seek growth of capital. MGO invests, under normal market conditions, at least 65% of its total assets in common stock and related equity securities (such as preferred stock, convertible securities, and depositary receipts) of companies which MGO's investment adviser believes possess above-average growth opportunities. MGO also invests in fixed income securities when relative values or economic conditions make these securities attractive.

A more detailed description of each Mutual Fund, its management, its investment objectives, policies and restrictions and its expenses may be found in the accompanying current prospectus of that Mutual Fund, and in that Mutual Fund's Statement of Additional Information, which are available by calling 1-800-752-7215.

MFS

Each of the Mutual Funds and the Series Fund pays fees to MFS for its services pursuant to investment advisory agreements. MFS also serves as investment adviser to the other funds in the MFS Family of Funds, and to certain other investment companies established by MFS and/or us. MFS Institutional Advisers, Inc., a wholly-owned subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924. MFS operates as an autonomous organization and the obligation of performance with respect to the investment advisory agreements is solely that of MFS. We undertake no obligation in this regard.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts allocated to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e. rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality. We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS:

THE GUARANTEE PERIODS

The Owner (or you, if permitted by your plan) may elect one or more of the 1, 3, 5 or 7 year Guarantee Periods we make available for the Contracts. We publish Guaranteed Interest Rates for each Initial Guarantee Period and Subsequent Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than 4% per year, compounded annually. Also, once we have accepted an allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest with amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

Early withdrawals from allocations to a 3, 5 or 7 year Initial Guarantee Period or Subsequent Guarantee Period, including cash withdrawals, transfers, loans and commencement of an annuity with a payout period of less than five years, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge, Market Value Adjustment and Loan Provision."

THE ACCUMULATION PHASE

During the Accumulation Phase, payments are made into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if the Contract is surrendered, your Account is withdrawn in full or you die before the Annuity Commencement Date.

Issuing Your Certificate

To purchase a Compass G Annuity, a completed Participant Enrollment Form and your initial Purchase Payment are sent to us for acceptance. We issue a Certificate to you as a Participant under a Contract when we accept your Participant Enrollment Form.

We will credit your initial Purchase Payment to your Account within 2 business days of receiving your completed Participant Enrollment Form. If your Participant Enrollment Form is not complete, we will notify you. If we do not have the necessary information to complete the Participant Enrollment Form within 5 business days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Participant Enrollment Form is made complete. Then we will apply the Purchase Payment within 2 business days of when the Participant Enrollment Form is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept Purchase Payments that, on an annualized basis, are less than $300 for the first Account Year, and each Purchase Payment must be at least $25. In addition, we will not accept a Purchase Payment if your Account Value is over $1 million, or if the Purchase Payment would cause your Account Value to exceed $1 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

Each Purchase Payment may be allocated among the different Sub-Accounts and Initial Guarantee Periods we offer. In your Participant Enrollment Form, you specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. The Owner (or you, if permitted by your plan) may change the allocation factors for future Payments by sending us written notice of the change, on our required form. We will use the new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from Purchase Payments. See "Contract Charges - Premium Taxes." In that case, we will credit the Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Certificate.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Certificate: the Variable Account portion of your Certificate ("Variable Account Value") and the Fixed Account portion of your Certificate ("Fixed Account Value"). These 2 components are calculated separately, as described below.

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor - which we call the "Net Investment Factor" - which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. The Net Investment Factor for any Sub-Account for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result, where:
(a) is the net result of:

(1) the net asset value of a Mutual Fund share or Series share held in the Sub-Account determined as of the end of the Valuation Period, plus

(2)

the per share amount of any dividend or other distribution declared by the Mutual Fund or Series issuing the shares held in the Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus

(3)

a per share credit or charge with respect to any taxes paid, or reserved for by us during the Valuation Period which are determined to be attributable to the operation of the Sub-Account (no federal income taxes are applicable under present law);

(b) is the net asset value of a Mutual Fund share or Series share held in the Sub-Account determined as of the end of the preceding Valuation Period; and

(c) is the risk charge factor determined by us for the Valuation Period to reflect the charge for assuming the mortality and expense risks.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when amounts are transferred, withdrawn or borrowed from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

     Initial and Subsequent Guarantee Periods

Net Purchase Payments may be allocated to any Initial Guarantee Period we offer. Unless, within the 30 day period before the Expiration Date of an Initial Guarantee Period, we receive written notice from the Owner electing a different Subsequent Guarantee Period from among those we then offer, a Subsequent Guarantee Period of the same duration as the Initial Guarantee Period will begin automatically for the amount then allocated to the Initial Guarantee Period on the first day following the Expiration Date of the Initial Guarantee Period. Each Subsequent Guarantee Period also will automatically renew for another Subsequent Guarantee Period of the same length unless the Owner elects a different Subsequent Guarantee Period within the 30 day period prior to the Expiration Date of the current Subsequent Guarantee Period.

     Fixed Accumulation Units

In order to calculate your Fixed Account Value, we use a measure called a Fixed Accumulation Unit for each Guarantee Period. Your Fixed Account Value is the sum of the values of all Fixed Accumulation Units credited to your Account.

We determine the number of Fixed Accumulation Units credited to your Account by dividing the dollar amount of a Net Purchase Payment allocated to an Initial Guarantee Period by the value of the Fixed Accumulation Unit related to that Guarantee Period for the Valuation Period during which we receive the Purchase Payment.

     Fixed Accumulation Unit Value

We establish the value of each type of Fixed Accumulation Unit at $10.00 for the first Valuation Period of the calendar month in which a Purchase Payment is credited to your Account. The value of the Fixed Accumulation Unit increases for each successive Valuation Period as interest is accrued at the applicable Guaranteed Interest Rate. At the end of any Initial Guarantee Period we will exchange the Fixed Accumulation Units credited to your Account for a second type of Fixed Accumulation Unit with an equal aggregate value. The value of this second type of Fixed Accumulation Unit will increase for each Valuation Period during each Subsequent Guarantee Period to which your Account is allocated as interest is accrued at the applicable Guaranteed Interest Rate.

     Early Withdrawals

If, before its Expiration Date, an allocation to a 3, 5 or 7 year Guarantee Period is withdrawn, transferred, borrowed or annuitized over a payout period of less than five years, we will apply a Market Value Adjustment to the transaction. This could result in an increase or decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, the Owner may transfer all or part of a Participant's Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:
o	No more than 12 transfers may be made in any Account Year;

o	The amount transferred from a Sub-Account or Guarantee Period must be at least $1,000 unless the entire balance in that Sub- Account or Guarantee Period is being transferred;

o	Your Account Value remaining in a Sub-Account must be at least $1,000; and

o	Transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Series Fund or the applicable Mutual Fund.

There is no charge for transfers; however, transfers out of a 3-, 5- or 7-year Guarantee Period will be subject to the Market Value Adjustment. Under current law there is no tax liability for transfers.

     Requests for Transfers

Owners may request transfers in writing.

If we receive a transfer request before 4:00 p.m. Eastern Time on a Business Day, it will be effective that day. Otherwise, it will be effective the next Business Day.

WITHDRAWALS, WITHDRAWAL CHARGE, MARKET VALUE ADJUSTMENT

AND LOAN PROVISION

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase the Owner may withdraw in cash all or any portion of a Participant's Account Value. To make a withdrawal, the Owner must send us a written request at our Annuity Service Mailing Address. We may require a signature guarantee for withdrawals of more than $5000. In some cases, such as withdrawals by a corporation, partnership, agent or fiduciary, we may require additional documentation.

A request must specify whether the Owner wants to withdraw the entire amount of a Participant Account or, if less, the amount the Owner wishes to withdraw. Upon request we will notify the Owner of the amount we would pay in the event of a full or partial withdrawal.

All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge" below) and withdrawals from a Participant's Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment" below). Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If the Owner requests a full withdrawal, we calculate the amount we will pay as follows. We start with the total value of the Participant Account at the end of the Valuation Period during which we receive the withdrawal request; we deduct the Account Fee for the Account Year in which the withdrawal is made; we deduct any applicable withdrawal charge; we deduct the amount, if any, of unpaid Net Loan Interest; and finally, we add or subtract the amount of any Market Value Adjustment applicable to withdrawn Fixed Account Value.

A full withdrawal results in the surrender of the Participant's Certificate, and cancellation of all of the Participant's rights and privileges under the Contract.

     Partial Withdrawals

If the Owner requests a partial withdrawal from a Participant Account, we calculate the amount we will pay as follows. We start with the amount specified in the request; we deduct any applicable withdrawal charge; we deduct the amount, if any, of unpaid Net Loan Interest; and finally, we add or subtract the amount of any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account. We reduce the value of the Participant Account by deducting the amount specified in the request. Partial withdrawals may be limited by the maximum loan limitation.

The Owner may specify the amount to be withdrawn from each Sub-Account and Guarantee Period to which the Participant Account is allocated. If the Owner does not so specify, we will deduct the total amount requested pro rata, based on allocations at the end of the Valuation Period during which we receive the withdrawal request.

If the Owner requests a partial withdrawal that would result in the Participant's Account Value being reduced to an amount less than the Account Fee for the Account Year in which the withdrawal is made, we will treat it as a request for a full withdrawal.

     Time of Payment

We will pay the applicable amount of any full or partial withdrawal within 7 days after we receive the withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts withdrawn from the Variable Account only for following periods:
o	when the New York Stock Exchange is closed except weekends and holidays or when trading on the New York Stock Exchange is restricted;
o

when it is not reasonably practical to dispose of securities held by the Mutual Funds or Series Fund or to determine the value of the net assets of the Mutual Funds or Series Fund, because an emergency exists; and

o	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts withdrawn from the Fixed Account for up to 6 months from the date we receive a withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If you participate under a Qualified Contract, you should carefully check the terms of the plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. See "Federal Tax Status - Tax-Sheltered Annuities."

Withdrawal Charge

We do not deduct any sales charge from Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts withdrawn from a Participant Account. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Order of Withdrawal

We consider all amounts withdrawn from a Participant Account to be withdrawn first from Purchase Payments that have not previously been withdrawn, starting with the earliest Payment and continuing until all Payments have been withdrawn. Once all Purchase Payments have been withdrawn, we attribute additional amounts withdrawn to "accumulated value"; that is, the portion of a Participant's Account Value that exceeds the total of all Purchase Payments made to the Account.

For convenience, in this Prospectus we refer to Purchase Payments made during the last 7 Account Years (including the current Account Year) as "New Payments," and all Purchase Payments made before the last 7 Account Years as "Old Payments."

     Free Withdrawal Amount

In each Account Year the Owner may withdraw the following amounts from a Participant's Account Value before incurring the withdrawal charge: (1) all Old Payments not previously withdrawn, plus (2) a "free withdrawal amount" equal to 10% of the amount of all New Payments. We will apply the free withdrawal amount to reduce the amount of New Payments withdrawn that is subject to the withdrawal charge, starting with the earliest New Payment. All New Payments withdrawn in excess of the free withdrawal amount will be subject to the withdrawal charge.

Accumulated value may be withdrawn without the imposition of the withdrawal charge. In addition, we do not apply any withdrawal charge to withdrawals made from a Participant Account that has been established for at least 12 years, regardless of the amount or when any Purchase Payments were made.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the portion of any New Payments withdrawn, less any applicable free withdrawal amount, by a percentage. The percentage varies according to the number of Account Years the New Payment has been held in the Participant Account, including the Account Year in which the Payment was made but not the Account Year in which it was withdrawn (Payments made and withdrawn in the same year are considered to be held for 0 years). The applicable percentages are as follows:

Number of Account Years Purchase Payment Has Been In Your Account	Percentage
0-2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8	0%

The withdrawal charge will never be greater than 6% of the aggregate amount of Purchase Payments made to the Participant's Account.

We may modify the withdrawal charges and limits, upon notice to the Owner. However, any modification will only apply to Accounts established after the date of the modification.

     Example of Withdrawal Charge Calculation

Assume the Owner wishes to make a $25,000 withdrawal from a Participant Account in Account Year 10. An initial Purchase Payment of $10,000 was made in Account Year 1, an additional Purchase Payment of $8,000 was made in Account Year 8, and no previous withdrawals have been made. The Participant's Account Value in Account Year 10 is $35,000.

We attribute the withdrawal first to the oldest Purchase Payment made, the $10,000 Payment made in Account Year 1. Because that Payment has been held in the Participant Account for more than 7 Account Years, it is an Old Payment and is not subject to the withdrawal charge.

We attribute the next $8,000 of the withdrawal to the Purchase Payment made in Account Year 8, which is a New Payment. The free withdrawal amount in Account Year 10 is $800 (10% of the $8000 Payment made in Account Year 8, the only New Payment). We apply the free withdrawal amount to reduce the amount of the New Payment withdrawn, so only $7,200 of the $8000 New Payment is subject to the withdrawal charge. Because the New Payment has been held in the Participant Account for only two Account Years, the withdrawal charge will be 5% of $7,200, or $360.

The remaining $7,000 of the withdrawal is attributed to accumulated value and is not subject to the withdrawal charge.

For additional examples of how we calculate withdrawal charges, please see Appendix C.

We do not impose the withdrawal charge on amounts applied to provide an annuity with a payout period of at least five years, amounts we pay as a death benefit, or amounts transferred among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

We will apply a Market Value Adjustment if the Owner withdraws, borrows or transfers amounts from Guarantee Periods of 3, 5 or 7 years. For this purpose, using Fixed Account Value to provide an annuity with a payout period of less than five years is considered a withdrawal, and the Market Value Adjustment will apply. We apply the Market Value Adjustment to each separate allocation made to a Guarantee Period together with interest credited on that allocation.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since the last allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Current Rate for Guarantee Periods equal to your Guarantee Period is higher than your Guaranteed Interest Rate, the Market Value Adjustment will decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment will increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

.75 (A - B) x (C/12)

where:

A is the Guaranteed Interest Rate applicable to the amount withdrawn, borrowed, transferred or annuitized;

B is the Current Rate we declare at the time of the withdrawal, loan, transfer or annuitization for the Guarantee Period equal to the length of time of your Guarantee Period; and

C is the number of complete months remaining in your Guarantee Period.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any applicable Account Fee, withdrawal charge and unpaid Net Loan Interest.

For examples of how we calculate the Market Value Adjustment, see Appendix C.

Loans (Qualified Contracts Only)

At any time during the Accumulation Phase, the Owner of a Qualified Contract may request a loan from a Participant Account. The maximum amount that may be borrowed is 80% of the Participant Account Value, less any loans outstanding and interest on those loans. The minimum amount is $1,000. All loans under a particular Contract are secured by a security interest we take in the Contract.

Loans may be subject to restrictions in a particular retirement plan and applicable legislation. You should also carefully consider the tax consequences of a loan. See "Tax Considerations."

The Owner requests a loan by sending us a written request in the form we specify. For loan requests of over $5,000, the Owner's signature must be guaranteed. In some cases, such as loan requests by a corporation, partnership, agent or fiduciary, we may require additional documentation.

When we make a loan, we deduct from the Participant Account an amount equal to the loan amount requested plus or minus any Market Value Adjustment. The Owner may specify the amount to be deducted from each Sub-Account and/or Guarantee Period to which the Participant Account is allocated. If the Owner does not so specify, we will deduct the total amount requested pro rata, based on allocations at the end of the Valuation Period during which we receive the loan request. We deposit an amount equal to the loan proceeds into a special loan account, which is part of the Fixed Account. We credit interest to the amount in the loan account at rate we specify at the time of the loan that is lower than the interest rate we charge on the loan itself.

Interest on the loan accrues daily at the rate we set at the time of the loan. Interest is payable on each anniversary of the date the loan is made and whenever a loan principal payment is made. If interest is not paid when due, we will deduct the amount of the interest from the Participant Account and add it to the principal amount of the loan. The difference between the interest on the loan payable to us and the interest we credit on the amount in the loan account is called "Net Loan Interest."

The principal of the loan may be repaid in whole or in part at any time during the Accumulation Phase. We will treat any amounts repaid as Purchase Payments to the Participant Account that will be allocated to Guarantee Periods and/or Sub-Accounts in accordance with the allocation factors for the Account in effect at the time.

A loan must be repaid within five years of the date it is made, unless the loan is used to buy, construct, reconstruct or substantially rehabilitate a dwelling that is used as the principal residence of the Participant or a member of the Participant's immediate family. In that case, the loan must be repaid within ten years.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Account, we will deduct from your Account an annual Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary, which is the anniversary of the first day of the month after we issue your Contract. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary. The deduction of the Account Fee from amounts allocated to the Fixed Account will never cause your Fixed Account Value (adjusted for withdrawals and loans) to increase by less than 4% per year.

If your Account is withdrawn in full, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date. After the Annuity Commencement Date, we will deduct the Account Fee in equal amounts from each annuity payment we make during the year.

The Account Fee deducted from your Account is based on the total Purchase Payments credited to all Participant Accounts under the Contract, as follows:

Total Purchase Payments	Account Fee
up to $250,000	$25
$250,000 to $1,499,000	$18
$1,500,000 to $4,999,999	$15
$5,000,000 and over	$12

We review the total Purchase Payments made under a Contract and semi-annually determine the applicable Account Fee for the next six months. Once total Purchase Payments under a Contract reach an amount that produces a lower Account Fee, the Account Fee for existing Accounts will not be increased even if subsequent withdrawals reduce the amount of total Purchase Payments.

Mortality and Expense Risk Charge

We deduct a mortality and expense charge from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The expense risk we assume is the risk that the Account Fee we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts.

The mortality and expense risk charge is based on the total Purchase Payments credited to all Participant Accounts under the Contract, and is deducted from the assets of the Variable Account at the following effective annual rate:

Total Purchase Payments	Annual Rate of Charge
up to $250,000	1.30%
$250,000 to $1,499,000	1.25%
$1,500,000 to $4,999,999	1.10%
$5,000,000 and over	0.95%

We review the total Purchase Payments made under a Contract and semi-annually determine the applicable mortality and expense risk charge for the next six months. Once total Purchase Payments under a Contract reach an amount that produces a lower charge, the charge for existing Accounts will not be increased even if subsequent withdrawals reduce the amount of total Purchase Payments.

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments made under the Contract. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a tax adviser to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount applied to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time a Purchase Payment or full or partial withdrawal is made. We do not make any profit on the deductions we make to reimburse premium taxes.

Mutual Fund and Series Fund Expenses

There are fees and charges deducted from each Mutual Fund and each Series of the Series Fund. These fees and expenses are described in the prospectuses and related Statements of Additional Information of the Mutual Funds and the Series Fund.

Modification of Charges

We may modify the Account Fee and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

DEATH BENEFIT

If you die during the Accumulation Phase, we will pay a death benefit to your Beneficiary, using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death, we will pay the death benefit in one sum to your estate. We do not pay a death benefit if you die during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a "Death Benefit Date." If the Owner has elected a death benefit payment method before your death and it remains effective, the Death Benefit Date is the date we receive proof of your death in an acceptable form ("Due Proof of Death") (unless the Beneficiary is not living on the date of death, in which case the Death Benefit Date is date we receive Due Proof of Death of both you and your Beneficiary). Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death and any required consent or release or the date we receive the Beneficiary's election of either payment method. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period.

The amount of the death benefit is determined as of the Death Benefit Date. It is equal to greater of (1) your Account Value or (2) the total Purchase Payments made to your Account less the sum of all withdrawals, loans and unpaid Net Loan Interest.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination) under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "Income Phase - Annuity Provisions."

During the Accumulation Phase, the Owner (or you, if permitted by your plan) may elect the method of payment for the death benefit. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. These elections are made by sending us a completed election form, which we will provide. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant under the terms of that Annuity Option.

Non-Qualified Contracts

If you participate under a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person named as the Beneficiary under your Certificate, if any, will be the "designated beneficiary." If the named Beneficiary is not living, the Annuitant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Certificate in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. In that case, we will not pay a death benefit, and the Account Value will be increased to reflect the death benefit calculation. The special distribution rules will then apply on the death of your spouse.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Participant Enrollment Form. The Owner may change your Beneficiary at any time during the Accumulation Phase by sending us written notice on our required form, unless an irrevocable Beneficiary designation previously has been made. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

Due Proof of Death

We accept any of the following as proof of any person's death:
o	An original certified copy of an official death certificate;
o	An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
o	Any other proof we find satisfactory.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly payments to the Annuitant. If you are alive on the Annuity Commencement Date, you will be the Annuitant. When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Annuitant.

The Income Phase of your Certificate begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option or Options selected, and we make the first payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, and the Annuity Option selected cannot be changed. The Owner may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. See "Withdrawals, Withdrawal Charge, Market Value Adjustment and Loan Provision."

Selection of the Annuity Commencement Date

The Owner (or you, if permitted by your plan) selects the Annuity Commencement Date at the time your Account is established. The Owner (or you, if permitted by your plan) may change the Annuity Commencement Date from time to time by sending us written notice, with the following limitations:
o	The Annuity Commencement Date must always be the first day of a month.
o	We must receive the notice at least 30 days before the current Annuity Commencement Date.
o	The new Annuity Commencement Date must be at least 30 days after we receive the notice.
o	The latest possible Annuity Commencement Date is the first day of the month following your 85th birthday.

There may be other restrictions on the selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. For example, in most situations, current law requires that the Annuity Commencement Date for a Qualified Contract must be no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Annuity Options A, B, and C may be selected for either a Variable Annuity, a Fixed Annuity, or a combination of both. Annuity Options D and E may be selected only to provide a Fixed Annuity. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B - Life Annuity With 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for Variable Annuity payments will be 4%; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another designated person and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Fixed Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 years to 30 years for Non-Qualified Contracts and 3 years to 30 years for Qualified Contracts, as elected. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. If no Beneficiary is designated, we pay some or all of the discounted value of the remaining payments to the Annuitant's estate. The Beneficiary may also elect to receive some or all of the discounted value of the remaining payments. The discount rate for this purpose will be based on the interest rate we used to determine the amount of each payment. The election of this Annuity Option may result in the imposition of a penalty tax.

     Annuity Option E - Fixed Payments

We will hold the amount applied to provide fixed payments in accordance with this option at interest. We will make fixed payments in such amounts and at such times (at least over a period of five years for Non-Qualified Contracts) as we have agreed upon and will continue until the amount we hold with interest is exhausted. We will credit interest yearly on the amount remaining unpaid at a rate which we will determine from time to time but which will not be less than 4% per year compounded annually. We may change the rate so determined at any time; however, the rate may not be reduced more frequently than once during each calendar year. In addition, we guarantee that the Beneficiary will receive any remaining payments if the Annuitant dies before the amount we hold is exhausted. If no Beneficiary is designated, we pay the amount remaining unpaid in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the amount remaining unpaid in one sum. The election of this Annuity Option may result in the imposition of a penalty tax.

Selection of Annuity Option

The Owner (or you, if permitted by your plan) selects one or more of the Annuity Options, which the Owner (or you, if permitted by your plan) may change from time to time during the Accumulation Phase, as long as we receive the selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received a written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

The Owner (or you, if permitted by your plan) may specify the proportion of your Adjusted Account Value that will provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If a Variable Annuity or a Fixed Annuity is not specified, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. Your Adjusted Account Value applied to a Variable Annuity may be allocated among the Sub-Accounts, or we will use the existing allocations.

There may be additional limitations on the options that may be elected under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:
o	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed;
o	If applicable, we deduct the withdrawal charge and any unpaid Net Loan Interest;
o	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change; and
o	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 4% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 4%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 4% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

     Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units from one Sub-Account to another, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Service Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

We permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

     Account Fee

During the Income Phase, we deduct the applicable Account Fee in equal amounts from each annuity payment.

     Annuity Payment Rates

The Contract contains Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 4% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 4% per year, compounded annually). We may change these rates for Accounts established after the effective date of such change (See "Other Contract Provisions - Modification").

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contract also describes the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Options A, B and C is the 1971 Individual Annuitant Mortality Table with ages reduced by one year for Annuity Commencement Dates occurring during the 1980s, two years for Annuity Commencement Dates occurring during the 1990s, and so on.

Annuity Options as Method of Payment for Death Benefit

The Owner or your Beneficiary may also select one or more Annuity Options to be used in the event of your death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

The Contract belongs to the Owner. All Contract rights and privileges can be exercised by the Owner without the consent of the Participant, the Beneficiary or any other person, except as the Owner may provide under the plan or other applicable documents. Such rights and privileges may be exercised, with respect to a particular Participant, only during the lifetime of the Participant before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Participant prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Participant or Beneficiary; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the participants under a group contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract during the lifetime of any Participant and prior to the last remaining Participant's Annuity Commencement Date. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change.

Voting of Mutual Fund and Series Fund Shares

We will vote Mutual Fund and Series Fund shares held by the Sub-Accounts at meetings of shareholders of the Mutual Funds and Series Fund or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, the Owner will have the right to give voting instructions. During the Income Phase, the Payee - that is the Annuitant or Beneficiary entitled to receive benefits - is the person having such voting rights. We will vote any shares attributable to us and Mutual Fund and Series Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners and Payees, as applicable.

Owners of Qualified Contracts may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Mutual Fund and Series Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Series Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Mutual Fund or Series Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Mutual Fund and Series Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the particular Mutual Fund or Series Fund. We will determine the number of Mutual Fund or Series Fund shares as to which each such person is entitled to give instructions as of a record not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Mutual Fund or Series Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one of the shares of the applicable Mutual Fund or Series Fund as of the same date. On or after the Annuity Commencement Date, the number of Mutual Fund or Series Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of one of the shares of the applicable Mutual Fund or Series Fund as of the same date. After the Annuity Commencement Date, the number of Mutual Fund or Series Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Periodic Reports

During the Accumulation Period we will send you and the Owner, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement will be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to a Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account, the Mutual Funds and the Series Fund as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

Substitution of Securities

Shares of any or all Series of the Series Fund or any particular Mutual Fund may not always be available for investment under the Contract. We may add or delete Mutual Funds or Series of the Series Fund or other investment companies as variable investment options under the Contracts. We may also substitute for the shares held in any Sub-Account shares of another Mutual Fund or Series of the Series Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Mutual Fund and Series Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Owner (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (See "Change in Operation of Variable Account"); or (iv) provides additional Variable Account and/or fixed accumulation options. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Contract to change the withdrawal charges, Account Fees, mortality and expense risk charges, the tables used in determining the amount of the first monthly Variable Annuity and Fixed Annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Participant Enrollment Forms and the issuance of new Certificates under a Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Contract prior to the effective date of such limitation or discontinuance.

Custodian

We are the custodian of the assets of the Variable Account. We will purchase Mutual Fund and Series Fund shares at net asset value in connection with amounts allocated to the particular Sub-Account in accordance with the instructions of the Owner and redeem Mutual Fund and Series Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relating to the Variable Account or making adjustments for annuity reserves in the Variable Account.

Right to Return (IRAs Only)

If the Owner is establishing an Individual Retirement Account ("IRA"), the Internal Revenue Code requires that we give the Owner a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give the Owner this statement on or before the date the IRA is established. If we give the Owner the disclosure statement before the seventh day preceding the date the IRA is established, the Owner will not have any right of revocation under the Code. If we give the Owner the disclosure statement at a later date, then the Owner may give us a notice of revocation at any time within 7 days after the date the IRA is established. Upon such revocation, we will refund all Purchase Payments made to the Contract.

TAX CONSIDERATIONS

The Contracts described in this Prospectus are designed for use by employer, association and other group retirement plans under the provisions of Sections 401 (including Section 401(k), 403, 408(c), 408(k) and 408(p)) of the Internal Revenue Code (the "Code"), as well as certain non-qualified retirement plans, such as payroll savings plans. The ultimate effect of federal income taxes on the Contract's Accumulation Account and the Participant Account, on an annuity payments and on the economic benefit to the Owner, the Participant, the Annuitant, the Payee or the Beneficiary may depend upon the type of Plan for which the Contract is purchased and a number of different factors. The discussion contained herein is general in nature, is based upon the Company's understanding of current federal income tax laws (including recently enacted amendments), and is not intended as tax advice. Legislation affecting the tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts purchased before the date of enactment. Also, because the Internal Revenue Code, as amended, is not in force in the commonwealth of Puerto Rico, some references herein will not be applicable to Contracts issued in Puerto Rico. An person contemplating the purchase of a Contract should consult a qualified tax adviser. The Company does not make any guarantee regarding the federal, state or local tax status of any Contract or any transaction involving the Contracts.

Tax Treatment of the Company and the Variable Account

The Company is taxed as a life insurance company under the Code. Although the operations of the Variable Account are accounted for separately from other operations of the Company for purposes of federal income taxation, the Variable Account is not separately taxable as a regulated investment company or otherwise as a taxable entity separate from the Company. Under existing federal income tax laws, the income and capital gains of the Variable Account, to the extent applied to increase reserves under the Contracts, are not taxable to the Company.

Taxation of Annuities in General

Generally, no taxes are imposed on the increases in the value of a Contract until a distribution occurs, either as annuity payments under the Annuity Option elected or in the form of cash withdrawals or lump-sum payments prior to the Annuity Commencement Date. Corporate Owners and other Owners that are not natural persons (other than the estate of a decedent Owner) are subject to current taxation on the annual increase in the value of a Non-Qualified Contract's Accumulation Account. This rule does not apply where a non-natural person holds the Contract as agent for a natural person (such as where a bank holds a Contract as trustee under a trust agreement). This provision does not apply to earnings accumulated where the Annuity Commencement Date occurs within one year of the Date of Coverage. This provision applies to earnings on Purchase Payments made after February 28, 1986.

The following discussion of annuity taxation applies only to contributions (and attributable earnings) made to Non-Qualified Contracts after August 13, 1982. If an Owner has made contributions before August 14, 1982 to another annuity contract and exchanges that contract for the Contract offered by this Prospectus, then different tax treatment will apply to the contributions (and attributable earnings) made before August 14, 1982. For example, non-taxable principal may be withdrawn before taxable earnings and the ten percent (10%) penalty tax for early withdrawal is not applicable.

The Code is unclear in its application to a group annuity contract where the Owner is distinct from the individuals with respect to whom the Contract benefits are accumulated (the Participants). The following discussion is the Company's best understanding of the operation of the Code in the context of group contracts. However, Owners and Participants should consult a qualified tax adviser.

For Contracts offered by this Prospectus (other than Contracts issued in exchange for contracts issued prior to August 14, 1982, as described above), in the case of a Non-Qualified Contract a partial cash withdrawal (that is, a withdrawal of less than the entire value of the Participant's Account) must be treated first as a withdrawal from the increase in the Participant's Account's value over the Contract's cost basis. The amount of the withdrawal so allocable will be includible in the Participant's income. Similarly, if a Participant receives a loan under a Contract or if part or all of a Participant's Account is assigned or pledged as collateral for a loan, the amount of the loan or the amount assigned or pledged must be treated as if withdrawn from the Contract. For Non-Qualified Contracts entered into after October 21, 1988 (or any annuity contract entered into on or before such date that is exchanged for a Non-Qualified Contract issued after such date), any withdrawal or loan amount that is includible in the Participant's income will increase the Contract's cost basis. Repayment of a loan or payment of interest on a loan will not affect the Contract's cost basis. For these purposes the Participant's Account value will not be reduced by the amount of any loan, assignment or pledge of the Contract. In addition, all non-qualified deferred annuity certificates or other non-qualified deferred annuity contracts that are issued by the Company to the same Participant during any calendar year will be treated as a single annuity contract. Therefore, the proceeds of a withdrawal from, or assignment or pledge of, one or more such contracts or certificates will be fully includible in the Participant's income to the extent of the aggregate excess of the accumulation account values over the cost bases of all such contracts or certificates entered into during the calendar year.)

The taxable portion of a cash withdrawal or a lump-sum payment prior to the Annuity Commencement Date is subject to tax at ordinary income rates. In the case of payments after the Annuity Commencement Date under the Annuity Option elected, a portion of each payment generally is taxable at ordinary income rates. The nontaxable portion is determined by applying to each payment an "exclusion ratio" which is the ratio that the Participant's cost basis in the Contract bears to the Payee's expected return under the Contract. The remainder of the payment is taxable.

The total amount that a Payee may exclude from income through application of the "exclusion ratio" is limited to the cost basis in the Contract. If the Payee survives for his full life expectancy, and thereby recovers the entire basis in the Contract, any subsequent annuity payment after basis recovery will be fully taxable as income. Conversely, if the Payee dies prior to recovering the entire basis, he will be allowed a deduction on his final income tax return for the amount of the unrecovered basis. This limitation applies to distributions made under a Contract with an Annuity Commencement Date after December 31, 1986.

In the case of Non-Qualified Contracts, taxable cash withdrawals and lump-sum payments will be subject to a ten percent (10%) penalty, except in the circumstances described below. This ten percent (10%) penalty also affects certain annuity payments. In a situation where this penalty applies, the recipient's tax for the tax year in which the amount is received shall be increased by an amount equal to ten percent (10%) of the portion of the amount which is includible in the recipient's gross income. The circumstances in which this penalty will not apply are distributions which are: (a) made upon the death of the Participant; or (b) allocable to Purchase Payments made before August 14, 1982. Further, in the case of Contracts issued prior to January 18, 1985, the ten percent (10%) penalty on taxable cash withdrawals and lump-sum distributions will not apply if the amount withdrawn is allocable to a Purchase Payment made prior to the preceding ten (10) year period. For this purpose, a "first in, first out" rule is used, so that the earliest Purchase Payment with respect to which amounts have not been previously fully allocated will be deemed to be the source of the amount.

In the case of the Non-Qualified Contracts, if the Participant dies before the Annuity Commencement Date the entire value of the Participant's account must be either (1) distributed within 5 years after the date of death of the Participant, or (2) distributed over some period not greater than the expected life of the designated Beneficiary, with annuity payments beginning within one year after the date of death of the Participant. If a Payee dies on or after the Annuity Commencement Date and before the entire Participant's Account has been distributed, the remaining portion of such accumulation, if any, must be distributed at least as rapidly as the method of distribution then in effect. These distribution requirements will not apply where the Beneficiary is the spouse of the Participant; rather, in such a case, the Contract may be continued in the name of the spouse as Participant or Payee. In the case of the Contracts issued prior to January 18, 1985, these rules regarding distributions upon the death of the Participant or the Annuitant will not apply. In the case of Contracts issued after April 22, 1987, a chance in the Participant would be treated as the death of the Participant. Distributions required due to the death of the Participant will not be subject to the ten percent (10%) penalty on premature distributions. A purchaser of a Qualified Contract should refer to the terms of the applicable retirement plan and contact a tax adviser regarding distribution requirements upon the death of the Participant.

A transfer of a Non-Qualified Contract by gift (other than to the Participant's spouse) is treated as the receipt by the Participant of income in an amount equal to the excess of the cash surrender value over the Contract's cost basis. This provision applies to Contracts issued after April 22, 1987.

In the case of Qualified Contracts, distributions made prior to age 59 1/2 generally are subject to a ten percent (10%) penalty tax, although this tax will not apply in certain circumstances. Certain distributions, known as "eligible rollover distributions," if rolled over to certain other qualified retirement plans (either directly or after being distributed to the Participant or Payee), are not taxable until distributed from the plan to which they are rolled over. In general, an eligible rollover distribution is any taxable distribution other than a distribution that is part of a series of payments made for life or for a specified period of ten years or more. Owners, Participants, Annuitants, Payees and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, rollovers and payments under the retirement plans in connection with which the Contracts are purchased.

The Company will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under a Non-Qualified Contract or under a Qualified Contract issued for use with an individual retirement account unless the Participant or Payee provides his or her taxpayer identification number to the Company and notifies the Company (in the manner prescribed) before the time of the distribution that the Participant or Payee chooses not to have any amounts withheld.

In the case of distributions from a Qualified Contract (other than distributions from a Contract issued for use with an individual retirement account), the Company or the plan administrator must withhold and remit to the U.S. Government 20% of each distribution that is an eligible rollover distribution (as defined above) unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover. If a distribution from a Qualified Contract is not an eligible rollover distribution, then the Participant or Payee can choose not to have amounts withheld as described above for Non-Qualified Contracts and Qualified Contracts issued for use with individual retirement accounts.

Amounts withheld from any distribution may be credited against the Participant's or Payee's federal income tax liability for the year of the distribution.

The Internal Revenue Service has issued regulations that prescribe investment diversification requirements for mutual fund series underlying nonqualified variable contracts. Contracts that do not comply with these regulations do not qualify as annuities for income tax purposes. The Company believes that each Series of the Series Fund complies with the regulations.

The preamble to the regulations states that the Internal Revenue Service may promulgate guidelines under which a variable contract will not be treated as an annuity for tax purposes if the owner has excessive control over the investments underlying the contract. It is not known whether such guidelines, if in fact promulgated, would have retroactive effect. If guidelines are promulgated, the Company will take any action (including modification of the Contract or the Variable Account) necessary to comply with the guidelines.

Qualified Retirement Plans

The Qualified Contracts described in this Prospectus are designed for use with several types of qualified retirement plans. Following are brief descriptions of various types of qualified retirement plans and the use of the Qualified Contracts in connection therewith. The tax rules applicable to participants in such qualified retirement plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made herein to provide more than general information about the use of the Qualified Contracts with the various types of qualified retirement plans. Participants under such plans, as well as Owners, Annuitants, Payees and Beneficiaries, are cautioned that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Qualified Contracts issued in connection therewith. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions. Any person contemplating the purchase of a Qualified Contract should consult a qualified tax advisor. In addition, Owners, Participants, Payees, Beneficiaries and administrators of qualified retirement plans should consider and consult their tax advisor concerning whether the death benefit payable under the Contract affects the qualified status of their retirement plan. Following are brief descriptions of various types of qualified retirement plans and the use of the Qualified Contracts in connection therewith.

Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Tax Equity and Fiscal Responsibility Act of 1982 eliminated most differences between qualified retirement plans of corporations and those of self-employed individuals. The Contract may be purchased by those who would have been covered under the rules governing old H.R. 10 (Keogh) Plans, as well as by corporate plans. Such retirement plans may permit the purchase of the Qualified Contracts to provide benefits under the plans. Employers intending to use the Qualified Contracts in connection with such plans should seek qualified advice in connection therewith.

Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, separates from service with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, and (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989. It is permissible, however, to withdraw post-1988 salary reduction contributions 31 (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

Individual Retirement Accounts

Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, Employer/Association of Employees Established Individual Retirement Account Trusts and Simple Retirement Accounts, known as an individual Retirement Account ("IRA"). These IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed on a tax deferred basis in an IRA. Contracts are offered by this Prospectus for IRA Trusts, but not for IRAs established as "Individual Retirement Annuities" under Section 408(b) of the Code. Sale of the Contracts for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contracts for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances as described in the section of this Prospectus entitled "Right to Return Contract."

TEXAS OPTIONAL RETIREMENT PROGRAM

Under the terms of the Optional Retirement Program, if a participant makes the required contribution, the State of Texas will contribute a specified amount to the participant's retirement account. If a participant does not commence the second year of participation in the plan as a "faculty member" as defined in Title 110B of the State of Texas Statutes, the Company will return the state's contribution. If a participant does begin a second year of participation, the employer's first year contributions will then be applied as a Purchase Payment under the Qualified Contract, as will the employer's subsequent contributions.

The Attorney General of the State of Texas has ruled that under Title 110B of the State of Texas Statutes, withdrawal benefits of contracts issued under the Optional Retirement Program are available only in the event of a participant's death, retirement, termination of employment due to total disability, or other termination of employment in a Texas public institution of higher education. A participant will not, therefore, be entitled to exercise the right of withdrawal in order to receive the cash values credited to such participant under the Qualified Contract unless one of the foregoing conditions has been satisfied. The value of such Qualified Contracts may, however, be transferred to other contracts or other carriers during the period of participation in the Program.

ADMINISTRATION OF THE CONTRACTS

We perform certain administrative functions relating to the Contracts, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contracts; processing Contract applications, Participant Enrollment Forms, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACTS

We offer the Contracts on a continuous basis. The Contracts are sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon, a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Clarendon also acts as the general distributor of other individual and group combination fixed/variable annuity contracts issued by the Company and its wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.

Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 5.5% of Purchase Payments. During 2000 $131,126 was paid to and retained by Clarendon in connection with the distribution of the Contracts.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements. You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois 500 West

Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).


INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


The Company's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.


The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such document (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such document should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the fire jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

ACCOUNTANTS


The financial statements of the Variable Account for the year ended December 31, 2001 included in the Statement of Additional Information and the financial statements of the Company for the years ended December 31, 2001, 2000 and 1999 included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

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FINANCIAL STATEMENTS

The financial statements of the Company which are included in the Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.


The financial statements of the Variable Account for the year ended December 31, 2001 are also included in the Statement of Additional Information.

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Table of Contents of Statement of Additional Information

Calculations

  Example of Variable Accumulation Unit Value Calculation

  Example of Variable Annuity Unit Calculation

  Example of Variable Annuity Payment Calculation

Distribution of the Contracts

Designation and Change of Beneficiary

Custodian

Financial Statements


This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2002 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone or (800) 752-7215.

------------------------------------------------------------------------------------------------------------------------------------


To:	Sun Life Assurance Company of Canada (U.S.)
c/o Retirement Products and Services
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for

Compass G Combination Fixed/Variable Group Annuity

Sun Life of Canada (U.S.) Variable Account D.


Name

Address

City                                                  State                  Zip

Telephone

Appendix A

Glossary

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period of (a) 12 full calendar months plus (b) the part of the calendar month in which we issue your Certificate (if not on the first day of the month), beginning with the Contract Date. Your Account Anniversary is the first day immediately after the end of an Account Year. Each Account Year after the first is the 12 calendar month period that begins on your Account Anniversary. If, for example, the Contract Date is in March, the first Account Year will be determined from the Contract Date but will end on the last day of March in the following year; your Account Anniversary is April 1 and all Account Years after the first will be measured from April 1.

ACCUMULATION ACCOUNT: An account established for the Contract.

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you Purchase Payments are made under the Contract. This is called the "Accumulation Period" in the Contract.

*ANNUITANT: The Participant.

*ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Certificate is to be made.

*ANNUITY OPTION: The method chosen for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment from the Variable Account.

APPLICATION: The document signed by the Owner or other evidence acceptable to us that serves as the Owner's application for the Contract.

*BENEFICIARY: Prior to the Annuity Commencement Date, the person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who, in the event of the Participant's death, is the "designated beneficiary" for purposes of Section 72(s) of the Internal Revenue Code. After the Annuity Commencement Date, the person or entity having the right to receive any payments due under the Annuity Option elected, if applicable, upon the death of the Payee.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading or any other day on which there is enough trading in securities held by a Sub-Account to materially affect the value of the Variable Accumulation Units.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under the Contract.

COMPANY: Sun Life Assurance Company of Canada (U.S.).

CONTRACT DATE: The date on which we issue your Certificate. This is called the "Date of Coverage" in the Contract.

CURRENT RATE: As of a particular date, the interest rate for a Guarantee Period that would be credited on a compound annual basis on Payments allocated to the Fixed Account on that date. We determine the Current rate from time to time but it will never be less than 4%.

DEATH BENEFIT DATE: If the Owner has elected a death benefit payment option before your death that remains in effect, the date on which we receive Due Proof of Death. If the Beneficiary is not living on the date of your death, the date on which we receive Due Proof of Death of you and the Beneficiary. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in cash.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

EXPIRATION DATE: The last day of any Guarantee Period.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ACCUMULATION UNIT: A unit of measure used in the calculation of Fixed Account Value.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited, which may be 1, 3, 5 or 7 years. There are two types of Guarantee Periods : Initial Guarantee Periods and Subsequent Guarantee Periods.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Initial or Subsequent Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

NET LOAN INTEREST: Loan interest payable to us, less any interest credited by us on amounts in the loan account established for the loan.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, or 408 of the Internal Revenue Code.

*OWNER: The employer, association or other group entitled to the ownership rights stated in the Contract and in whose name or names the Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), or Section 408(k) of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Contract.

PARTICIPANT: The person named in the Certificate who is entitled to benefits under the plan as determined and reported to the Company by the Owner.

PARTICIPANT ENROLLMENT FORM: The document signed by you that serves as your application for participation under the Contract.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408(c), 408(k) or 408(p) of the Internal Revenue Code of 1986, as amended.

SERIES FUND: MFS/Sun Life Series Trust.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Mutual Fund or a specific series of the Series Fund.

VALUATION PERIOD: The period of time from one determination of Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account D of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

* These items are specified in the Participant Enrollment Form, and may be changed as we describe in this Prospectus.

Appendix B

Condensed Financial Information - Accumulation Unit Values

The following information should be read in conjunction with the Variable Account's financial statements appearing elsewhere in this Prospectus, all of which has been audited by Deloitte & Touche LLP, independent auditors.
	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Period	of Period	of Period	Year

Massachusetts Investors Trust	$ 55.8146	$ 46.1603	215,963	2001
	57.7053	55.8146	372,444	2000
	53.6738	57.7053	465,628	1999
	44.1981	53.6738	567,275	1998
	33.9934	44.1981	668,603	1997

Massachusetts Investors Growth Stock	76.2273	56.6487	85,450	2001
Fund	83.2189	76.2273	142,278	2000
	67.2231	83.2189	149,986	1999
	43.9157	67.2213	165,654	1998
	29.9956	43.9157	225,178	1997

MFS Total Return Fund	43.7077	42.9160	230,775	2001
	37.1635	43.7077	336,200	2000
	36.7917	37.1635	520,185	1999
	33.2755	36.7917	628,337	1998
	29.9279	33.2755	759,684	1997

MFS Growth Opportunities Fund	47.4957	35.3571	51,898	2001
	54.2319	47.4957	75,497	2000
	41.3383	54.2319	91,428	1999
	32.3990	41.3383	95,086	1998
	26.5992	32.3990	100,623	1997

MFS Bond Fund	22.6703	24.1468	20,212	2001
	21.1036	22.6703	47,612	2000
	21.7979	21.1036	51,937	1999
	21.1171	21.7979	76,030	1998
	19.3773	21.1171	86,309	1997

MFS Global Governments Fund	21.2066	-	-	2001
	21.1751	21.2066	19,323	2000
	22.2095	21.1751	27,807	1999
	21.6012	22.2095	35,699	1998
	21.7932	21.6012	50,083	1997

Capital Appreciation Series	63.1123	46.5495	496,320	2001
	72.1308	63.1123	567,141	2000
	55.0679	72.1308	582,574	1999
	43.3190	55.0679	628,268	1998
	35.6224	43.3190	680,351	1997

Government Securities Series	23.1585	24.5752	177,020	2001
	20.9090	23.1585	204,141	2000
	21.5873	20.9090	244,048	1999
	20.1019	21.5873	317,889	1998
	18.7159	20.1019	377,706	1997

High Yield Series	23.8025	23.9194	91,516	2001
	25.8500	23.8025	112,758	2000
	24.4991	25.8500	125,543	1999
	24.6550	24.4991	147,334	1998
	22.0500	24.6550	161,891	1997

Money Market Series	17.7723	18.2157	89,155	2001
	16.4256	17.7723	147,352	2000
	16.4256	16.9810	211,856	1999
	15.8347	16.4256	254,576	1998
	15.2586	15.8347	246,919	1997

Appendix C

Withdrawals, Withdrawal Charges and the Market Value Adjustment

A. Fixed Account-3-, 5- and 7- Year Guarantee Periods:

For the purposes of this illustration, the following assumptions have been made:
1.	100% of Purchase Payments have been allocated to the Fixed Account and the Owner has elected Initial Guarantee Periods of five 5 years.

2.	The date of full surrender or partial withdrawal is the last day of the 12th month following the Date of Coverage.

3.	The Guarantee Rate being credited on Payments allocated to the five 5-year Guarantee Period on the date of full surrender or partial withdrawal is 4.40%.

4.	The Account Fee is $25.

Please refer to the Table below.

Table 1*
1	2	3	4	5	6	7	8	9	10
1	$ 100	4.25%	$ 104.25	-	$ 0.00	$ 104.25($79.25)	-0.45%	-($0.47)( -$0.36)	$ 103.78($78.89)
2	100	4.25	103.90	6.00%	4.80	99.10	-0.46	-(0.46)	98.64
3	100	4.50	103.75	6.00	6.00	97.75	0.31	0.31	98.06
4	100	4.50	103.38	6.00	6.00	97.38	0.32	0.31	97.69
5	100	4.70	103.13	6.00	6.00	97.13	098	0.95	98.08
6	100	4.70	102.74	6.00	6.00	96.74	0.99	0.96	97.70
7	100	4.70	102.35	6.00	6.00	96.35	1.01	0.98	97.33
8	100	4.50	101.88	6.00	6.00	95.88	0.34	0.33	96.20
9	100	4.50	101.50	6.00	6.00	95.50	0.35	0.33	95.83
10	100	4.50	101.13	6.00	6.00	95.13	0.36	0.34	95.46
11	100	4.50	100.75	6.00	6.00	94.75	0.36	0.34	95.09
12	100	4.40	100.37	6.00	6.00	94.37	0.00	0.00	94.37
	$1,200		$1,229.11		$64.80	$ 1,164.31		$ 3.92	$ 1,168.23
						($ 1,139.31)		($4.03)	($ 1,143.34)

*See "Explanation of Columns in Table 1."

Explanation of Columns in Table 1.

Columns 1 and 2:

Represent Payments and Payment amounts, respectively. Each Payment of $100 was made on the first day of each month for one year (12 payments).

Column 3:

Represents the Initial Guarantee Rate being credited to each Payment.

Column 4:

Represents the value of each Payment on the date of full surrender or partial withdrawal before the imposition of any Withdrawal Charge and Market Value Adjustment.

Column 5:

Represents the Withdrawal Charge percentage that is applied to each Payment on the date of full surrender or partial withdrawal.

The percentage is 6% for Payments 2 through 12 because these Payments have been in the Account for less than one year. No Withdrawal Charge is imposed on Payment 1 because up to 10% of Payments credited to a Participant's Account may be withdrawn each Account Year without imposition of this charge. In this example, 10% represents (10% x $1,200) = $120. The 10% amount is applied to the oldest previously unliquidated Payment, then the next oldest and so forth. This results in no Withdrawal Charge being imposed on Payment 1 and a Withdrawal Charge imposed on $80 of Payment 2.

Column 6:

Represents the amount of Withdrawal Charge imposed on each Payment. It is calculated by multiplying the Payment in Column 2 by the Withdrawal Charge percentage in Column 5.

For example, the Withdrawal Charge imposed on Payment 8 = $100 x 6% = $6.00.

The Withdrawal Charge imposed on Payment 2 = ($100 - $20) x 6% = $4.80. The $20 represents the portion of the Payment on which no Withdrawal Charge is imposed as described under the explanation of Column 5 above.

Column 7:

Represents the value of each Payment in Column 4 on the date of full surrender or partial withdrawal after the imposition of the Withdrawal Charge in Column 6.

In the case of a full surrender, the Account Fee is deducted from the oldest unliquidated payment. This deduction is reflected in the Table by the amount in parentheses beside Column 7, $79.25.

Column 8:

Represents the Market Value Adjustment (MVA) percentage applied to the value of each Payment on the date of full surrender or partial withdrawal after imposition of the Withdrawal Charge.

For example:

The MVA% applied to Payment 3 = .75 (A - B) x (C/12)

Where	A =	The Guarantee Rate of the Payment being surrendered (Column 3)
	=	4.50%,
	B =	The Guarantee Rate being credited to Payments allocated to the 5-year Guarantee Period on the date of full surrender or partial withdrawal,
	=	4.40% and
	C =	The number of months remaining in the Guarantee Period of the Payment being surrendered,
	=	60 (5 years) - 10,
	=	50
	MVA% =	.75 (A - B) x (C/12)
	=	.75 (4.50 - 4.40) x (50/12)
	=	.75 (.10) x (50/12)
	=	.31%

Column 9:

Represents the dollar amount of the MVA. For each Payment, it is determined by multiplying the value in Column 7 by the MVA percentage in Column 8.

For example, the MVA for Payment 3
= Column 7	x	Column 9
= $97.75	x	.31%
= $0.31

Column 10:

Represents the values of Payments on the date of full surrender or partial withdrawal after deducting the Withdrawal Charge and either deducting or adding the MVA. For any Payment, the amount in Column 10 is determined by adding the amounts in Columns 7 and 9.

In each of Columns 9 and 10, the amounts in parentheses, w$.36 and $78.89, respectively, reflect the deduction of the Account Fee, in the case of a full surrender.

Full Surrender:

The total of Column 10, in parentheses ($1,143.34), reflects the amount of a full surrender after imposition of Withdrawal Charges, Account Fee and Market Value Adjustments.

Partial Withdrawal:

The sum of amounts in Column 10 for as many payments as are liquidated reflects the amount of a partial withdrawal.

For example, if $1,000 of Payments were withdrawn, the amount of the withdrawal would be the sum of the amounts in Column 10 for Payments 1 through 10 which is $978.77.
B.	Variable Account and Fixed Account-1-Year Guarantee Period (No Market Value Adjustment Applicable):

For the purposes of this illustration, the following assumptions have been made:
1.	Purchase Payments have been allocated to either the Variable Account, the Fixed Account- 1-Year Guarantee Period or to a combination of both.
2.	The date of full surrender or partial withdrawal is during the ninth (9th) Account Year.

Please refer to the Table below.

Table 2*

1	2	3	4	5	6
1	$ 1,000	$1,000	$ 0	0%	$ 0
2	1,200	1,200	0	0	0
3	1,400	1,280	120	1	1.20
4	1,600	0	1,600	2	32.00
5	1,800	0	1,800	3	54.00
6	2,000	0	2,000	4	80.00
7	2,000	0	2,000	5	100.00
8	2,000	0	2,000	6	120.00
9	2,000	0	2,000	6	120.00
	$15,000	$3,480	$11,520		$507.20

* See "Explanation of Columns in Table 2."

Explanation of Columns in Table 2

Columns 1 and 2:

Represent Payments and amounts of Payments. Each Payment was made at the beginning of each Account Year.

Column 3:

Represents the amounts that may be withdrawn without the imposition of withdrawal charges, as follows:
a)	Payments 1 and 2 ($1,000 and $1,200, respectively) have been credited to the Participant's Account for more than 7 years.
b)

$1,280 of Payment 3 represents 10% of Payments that have been credited to the Participant's Account for less than 7 years. The 10% amount is applied to the oldest unliquidated Payment, then the next oldest and so forth.

Column 4:

Represents the amount of each Payment that is subject to a withdrawal charge. It is determined by subtracting the amount in Column 3 from the Payment in Column 2.

Column 5:

Represents the withdrawal charge percentages imposed on the amounts in Column 4.

Column 6:

Represents the withdrawal charge imposed on each Payment. It is determined by multiplying the amount in Column 4 by the percentage in Column 5.

For example, the withdrawal charge imposed on Payment 8

= Payment 8 Column 4 x Payment 8 Column 5
= $2,000 x 6%
= $120

Full Surrender:

The total of Column 6, $507.20, represents the total amount of withdrawal charges imposed on Payments in this illustration.

Partial Withdrawal:

The sum of amounts in Column 6 for as many Payments as are liquidated reflects the withdrawal charges imposed in the case of a partial withdrawal.

For example, if $7,000 of Payments (Payments 1, 2, 3, 4 and 5) were withdrawn, the amount of the withdrawal charges imposed would be the sum of amounts in Column 6 for Payments 1, 2, 3, 4 and 5 which is $87.20.


SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

c/o Retirement Products and Services

P.O. Box 9133

Wellesley Hills, Massachusetts 02481


Telephone:

Toll Free (800) 752-7215

General Distributor

Clarendon Insurance Agency, Inc.

One Sun Life Executive Park

Wellesley Hills, Massachusetts 02481

Auditors

Deloitte & Touche LLP

200 Berkeley Street

Boston, Massachusetts 02116


PART B

INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION


MAY 1, 2002

COMPASS G

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D

TABLE OF CONTENTS
Calculation of Performance Data
Advertising and Sales Literature
Tax Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contract
Designation and Change of Beneficiary
Custodian
Financial Statements

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of the Compass G Variable and Fixed Annuity Contract (the "Contract") issued by Sun Life Assurance Company of Canada (U.S.) (the "Company") in connection with Sun Life of Canada (U.S.) Variable Account D (the "Variable Account") which is not included in the Prospectus dated May 1, 2002. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Assurance Company of Canada (U.S.), c/o Retirement Products and Services, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (800) 752-7215.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

------------------------------------------------------------------------------------------------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

CALCULATIONS

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION

Suppose the net asset value of a Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the valuation period is one day; no dividends or distributions caused Fund shares to go "ex-dividend" during the current valuation period. $18.38 divided by $18.32 is 1.00327511. Subtracting the one day risk factor for mortality and expense risks of .00003539 (the daily equivalent of the current maximum charge of 1.3% on an annual basis) gives a net investment factor of 1.00323972. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6117523 (14.5645672 X 1.00323972).

EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the annuity unit for the current valuation period would be 12.3843446 (12.3456789 X 1.00323972 (the Net Investment Factor) X 0.99989255). 0.99989255 is the factor, for a one day valuation period, that neutralizes the assumed interest rate of four percent (4%) per year used to establish the Annuity Payment Rates found in the Contract.

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

Suppose that a Participant's Account is credited with 8,756.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are 14.5645672 and 12.3456789, respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that annuity unit value on the day prior to the second variable annuity payment date is 12.3843446. The first variable annuity payment would be $865.57 (8,765.4321 X 14.564572 X 6.78 divided by 1,000). The number of annuity units credited would be 70.1112 ($865.57 divided by 12.3456789) and the second variable annuity payment would be $868.28 (70.1112 X 12.3843446).

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents in those states where the Contract may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company. Clarendon is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.

Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 5.5% of Purchase Payments.

DESIGNATION AND CHANGE OF BENEFICIARY

The Beneficiary designation in the Application will remain in effect until changed.

Subject to the rights of an irrevocably designated Beneficiary, you may change or revoke the designation of Beneficiary by filing the change or revocation with us in the form we require. The change or revocation will not be binding on us until we receive it. When we receive it, the change or revocation will be effective as of the date on which it was signed, but the change or revocation will be without prejudice to us on account of any payment we make or any action we take before receiving the change or revocation.

Please refer to the terms of your particular retirement plan and any applicable legislation for any restrictions on the beneficiary designation.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

FINANCIAL STATEMENTS

The Financial Statements of Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account D for the year ended December 31, 2001 included in this Statement of Additional Information have been audited by Deloitte and Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


Sun Life of Canada (U.S.) Variable Account D

Statement of Condition - December 31, 2001

Assets:
Investments in mutual funds:	Shares	Cost	Value
MFS/Sun Life Series Trust:
Capital Appreciation Series (CAS)	1,840,595	$62,426,072	$36,762,151
Government Securities Series (GSS)	578,099	7,430,728	7,675,415
High Yield Series (HYS)	454,227	3,871,318	3,200,164
Money Market Series (MMS)	4,422,455	4,422,455	4,422,455
MFS Bond Fund (MFB)*	93,849	1,174,931	1,163,043
MFS Global Governments Fund (MGG)*	-	-	-
MFS Growth Opportunities Fund (MGO)*	307,947	3,688,325	2,732,910
Massachusetts Investors Growth Stock Fund (MIG)*	624,923	10,743,882	8,058,246
Massachusetts Investors Trust (MIT)*	1,049,812	20,195,558	17,402,036
MFS Total Return Fund (MTR)*	948,650	13,989,158	13,740,792
		$127,942,427	$95,157,212

Liability:
Payable to sponsor	(12,579)
Net Assets	$95,144,633

Net assets:
	Applicable to Owners of Deferred Variable Annuity Contracts				Reserve for Variable Annuities	Total

	Units		Unit Value	Value
CAS-Level	2	496,320	$46.5495	$23,080,565	$97,471	$23,178,036
CAS-Level	3	75,185	49.8313	3,746,588	-	3,746,588
CAS-Level	4	201,038	48.8981	9,830,381	-	9,830,381
GSS-Level	2	177,020	24.5752	4,350,687	2,807	4,353,494
GSS-Level	3	68,763	24.0667	1,654,888	-	1,654,888
GSS-Level	4	69,693	23.8890	1,664,889	-	1,664,889
HYS-Level	2	91,516	23.9194	2,190,548	1,995	2,192,543
HYS-Level	3	28,268	22.4198	633,765	-	633,765
HYS-Level	4	16,948	22.0672	373,993	-	373,993
MMS-Level	2	89,155	18.2157	1,614,549	2,321	1,616,870
MMS-Level	3	69,537	17.0653	1,186,674	-	1,186,674
MMS-Level	4	96,101	16.8472	1,619,028	-	1,619,028
MFB-Level	2	20,212	24.1468	557,809	-	557,809
MFB-Level	3	18,992	24.5902	467,023	-	467,023
MFB-Level	4	6,755	20.4596	138,211	-	138,211
MGG-Level	2	-	-	-	-	-
MGG-Level	3	-	-	-	-	-
MGG-Level	4	-	-	-	-	-
MGO-Level	2	51,898	35.3571	1,861,857	-	1,861,857
MGO-Level	3	11,086	38.2025	423,518	-	423,518
MGO-Level	4	17,458	25.6342	447,535	-	447,535
MIG-Level	2	85,450	56.6487	4,839,222	-	4,839,222
MIG-Level	3	23,511	62.9994	1,481,198	-	1,481,198
MIG-Level	4	53,174	32.6817	1,737,826	-	1,737,826
MIT-Level	2	215,963	46.1603	9,869,063	38,768	9,907,831
MIT-Level	3	107,298	46.7911	5,020,592	-	5,020,592
MIT-Level	4	70,954	34.8122	2,470,070	-	2,470,070
MTR-Level	2	230,775	42.9160	9,805,545	-	9,805,545
MTR-Level	3	54,003	39.3760	2,126,418	-	2,126,418
MTR-Level	4	59,799	30.2486	1,808,829	-	1,808,829
Net Assets				$95,001,271	$143,362	$95,144,633

* Investments are made in Class A shares of the Fund

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account D

Statement of Operations - Year Ended December 31, 2001

	CAS Sub-Account	GSS Sub-Account	HYS Sub-Account	MMS Sub-Account	MFB Sub-Account	MGG Sub-Account
Income and expenses:
Dividend income	$150,612	$450,796	$335,669	$191,741	$91,095	$7,937
Mortality and expense risk charges	(485,265)	(89,375)	(40,671)	(56,704)	(14,271)	(2,785)
Net investment income (loss)	$(334,653)	$361,421	$294,998	$135,037	$76,824	$5,152
Realized and unrealized gains (losses):
Realized gains (losses) on investment
transactions:
Realized gains (losses) on sale of
fund shares	$(4,129,133)	$128,882	$(270,798)	$-	$(63,264)	$(55,110)
Realized gain distributions	16,077,556	-	-	-	-	-
Net realized gains (losses)	$11,948,423	$128,882	$(270,798)	$-	$(63,264)	$(55,110)
Net unrealized appreciation (depreciation)
on investments:
End of year	$(25,663,921)	$244,687	$(671,154)	$-	$(11,888)	$-
Beginning of year	142,506	279,070	(668,801)	-	(82,576)	(53,692)
Change in unrealized
appreciation (depreciation)	$(25,806,427)	$(34,383)	$(2,353)	$-	$70,688	$53,692
Realized and unrealized gains (losses)	$(13,858,004)	$94,499	$(273,151)	$-	$7,424	$(1,418)
Increase (Decrease) in net assets from
operations	$(14,192,657)	$455,920	$21,847	$135,037	$84,248	$3,734

	MGO Sub-Account	MIG Sub-Account	MIT Sub-Account	MTR Sub-Account
Income and expenses:
Dividend income	$1,656	$-	$55,269	$512,395
Mortality and expense risk charges	(41,655)	(128,657)	(247,016)	(193,198)
Net investment income (loss)	$(39,999)	$(128,657)	$(191,747)	$319,197
Realized and unrealized gains (losses):
Realized gains (losses) on investment
transactions:
Realized gains (losses) on sale of
fund shares	$(1,559,296)	$(8,438)	$1,464,700	$(430,329)
Realized gain distributions	-	-	181,428	345,300
Net realized gains (losses)	$(1,559,296)	$(8,438)	$1,646,128	$(85,029)
Net unrealized appreciation (depreciation)
on investments:
End of year	$(955,415)	$(2,685,636)	$(2,793,522)	$(248,366)
Beginning of year	(1,341,619)	854,935	2,940,061	283,046
Change in unrealized
appreciation (depreciation)	$386,204	$(3,540,571)	$(5,733,583)	$(531,412)
Realized and unrealized gains (losses)	$(1,173,092)	$(3,549,009)	$(4,087,455)	$(616,441)
Increase (Decrease) in net assets from
operations	$(1,213,091)	$(3,677,666)	$(4,279,202)	$(297,244)

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account D

Statement of Changes in Net Assets

	CAS Sub-Account		GSS Sub-Account		HYS Sub-Account
	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 2001	Year Ended December 31, 2000

Operations:
Net investment income (loss).	$(334,653)	$7,744,943	$361,421	$374,354	$294,998	$349,899
Net realized gains (losses)	11,948,423	2,771,789	128,882	(37,265)	(270,798)	(64,508)
Net unrealized gains (losses).	(25,806,427)	(18,257,119)	(34,383)	427,307	(2,353)	(601,444)
Increase (Decrease) in net
assets from operations.	$(14,192,657)	$(7,740,387)	$455,920	$764,396	$21,847	$(316,053)
Participant Transactions:
Accumulation Activity:
Purchase payments received	$2,647,715	$3,599,236	$496,771	$616,101	$363,134	$434,013
Net transfers between Sub-
Accounts and Fixed Account.	(1,435,748)	393,937	765,132	(585,659)	(150,786)	(236,053)
Withdrawals, surrenders,
annuitizations and contract charges	(6,307,531)	(7,890,525)	(1,620,324)	(1,411,572)	(716,019)	(608,805)
Net accumulation activity	$(5,095,564)	$(3,897,352	$(358,421)	$(1,381,130)	$(503,671)	$(410,845)
Annuitization Activity:
Annuity payments and contract charges	$(10,399)	$(19,508)	$(365)	$(1,913)	$(274)	$(1,702)
Adjustments to annuity reserve	(1,971)	(1,308)	(96)	(169)	35	40
Net annuitization activity	$(12,370)	$(20,816)	$(461)	$(2,082)	$(239)	$(1,662)
Increase (Decrease) in net
assets from participant transactions	$(5,107,934)	$(3,918,168)	$(358,882)	$(1,383,212)	$(503,910)	$(412,507)
Increase (Decrease) in net assets	$(19,300,591)	$(11,658,555)	$97,038	$(618,816)	$(482,063)	$(728,560)
Net Assets:
Beginning of year	56,055,596	67,714,151	7,576,233	8,195,049	3,682,364	4,410,924
End of year	$36,755,005	$56,055,596	$7,673,271	$7,576,233	$3,200,301	$3,682,364

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account D

Statement of Changes in Net Assets - continued

MMS Sub-Account			MFB Sub-Account		MGG Sub-Account
Year Ended December 31, 2001		Year Ended December 31, 2000	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 2001	Year Ended December 31, 2000

Operations:
Net investment income (loss)	$135,037	$253,529	$76,824	$41,730	$5,152	$(7,043)
Net realized gains (losses)	-	-	(63,264)	(25,961)	(55,110)	(51,099)
Net unrealized gains (losses)	-	-	70,688	42,769	53,692	53,401
Increase (Decrease) in net assets from
operations	$135,037	$253,529	$84,248	$58,538	$3,734	$(4,741)
Participant Transactions:
Accumulation Activity:
Purchase payments received	$259,833	$455,778	$107,143	$134,729	$10,436	$30,446
Net transfers between Sub-Accounts
and Fixed Account	1,272,863	620,038	33,925	35,771	(266,992)	(45,032)
Withdrawals, surrenders,
annuitizations and contract charges	(2,543,797)	(1,404,657)	(519,267)	(288,968)	(228,214)	(236,330)
Net accumulation activity	$(1,011,101)	$(328,841)	$(378,199)	$(118,468)	$(484,770)	$(250,916)
Annuitization Activity:
Annuity payments and contract
charges	$(220)	$(220)	$-	$-	$-	$-
Adjustments to annuity reserve	35	3	-	-	-	-
Net annuitization activity	$(185)	$(217)	$-	$-	$-	$-
Increase (Decrease) in net assets from
participant transactions	$(1,011,286)	$(329,058)	$(378,199)	$(118,468)	$(484,770)	$(250,916)
Increase (Decrease) in net assets	$(876,249)	$(75,529)	$(293,951)	$(59,930)	$(481,036)	$(255,657)
Net Assets:
Beginning of year	5,298,821	5,374,350	1,456,994	1,516,924	481,036	736,693
End of year	$4,422,572	$5,298,821	$1,163,043	$1,456,994	$-	$481,036

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account D

Statement of Changes in Net Assets - continued

	MGO Sub-Account		MIG Sub-Account

	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 2001	Year Ended December 31, 2000
Operations:
Net investment income (loss)	$(39,999)	$1,466,732	$(128,657)	$1,194,309
Net realized gains (losses)	(1,559,296)	612,177	(8,438)	2,363,025
Net unrealized gains (losses)	386,204	(2,731,192)	(3,540,571)	(4,776,602)
Increase (Decrease) in net assets from operations	$(1,213,091)	$(652,283)	$(3,677,666)	$(1,219,268)
Participant Transactions:
Accumulation Activity:
Purchase payments received	$399,088	$567,166	$1,388,154	$1,897,106
Net transfers between Sub-Accounts and Fixed Account	(51,840)	763,547	(223,230)	1,542,223
Withdrawals, surrenders, annuitizations and contract charges	(1,174,110)	(2,254,788)	(4,822,778)	(6,142,135)
Net accumulation activity	$(826,862)	$(924,075)	$(3,657,854)	$(2,702,806)
Annuitization Activity:
Annuity payments and contract charges	$-	$-	$-	$-
Adjustments to annuity reserve	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase (Decrease) in net assets from participant transactions	$(826,862)	$(924,075)	$(3,657,854)	$(2,702,806)
Increase (Decrease) in net assets	$(2,039,953)	$(1,576,358)	$(7,335,520)	$(3,922,074)
Net Assets:
Beginning of year	4,772,863	6,349,221	15,393,766	19,315,840
End of year	$2,732,910	$4,722,863	$8,058,246	$15,393,766

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account D

Statement of Changes in Net Assets - continued

	MIT Sub-Account		MTR Sub-Account
	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 2001	Year Ended December 31, 2000

Operations:
Net investment income (loss)	$(191,747)	$800,160	$319,197	$1,046,997
Net realized gains (losses)	1,646,128	2,602,742	(85,029)	(575,298)
Net unrealized gains (losses)	(5,733,583)	(3,912,205)	(531,412)	2,448,423
Increase (Decrease) in net assets from operations	$(4,279,202)	$(509,303)	$(297,244)	$2,920,122
Participant Transactions:
Accumulation Activity:
Purchase payments received	$1,809,546	$1,390,332	$1,107,719	$1,450,792
Net transfers between Sub-Accounts and Fixed Account	140,999	(416,487)	209,966	(1,615,432)
Withdrawals, surrenders, annuitizations and contract charges	(7,671,828)	(8,563,592)	(5,796,175)	(8,518,943)
Net accumulation activity.	$(5,721,283)	$(7,589,747)	$(4,478,490)	$(8,683,583)
Annuitization Activity:
Annuitizations
Annuity payments and contract charges	$(25,225)	$(30,071)	$-	$-
Net transfers between Sub-Accounts
Adjustments to annuity reserve	(512)	(1,042)	-	-
Net annuitization activity.	$(25,737)	$(31,113)	$-	$-
Increase (Decrease) in net assets from participant transactions	$(5,747,020)	$(7,620,860)	$(4,478,490)	$(8,683,583)
Increase (Decrease) in net assets	$(10,026,222)	$(8,130,163)	$(4,775,734)	$(5,763,461)
Net Assets:
Beginning of year	27,424,715	35,554,878	18,516,526	24,279,987
End of year	$17,398,493	$27,424,715	$13,740,792	$18,516,526

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account D

Notes to Financial Statements

(1) Organization

Sun Life of Canada (U.S.) Variable Account D (the "Variable Account"), a separate account of Sun Life Assurance Company of Canada (U.S.) (the "Sponsor"), was established on August 20, 1985 as a funding vehicle for the variable portion of group combination fixed/variable annuities. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust and exists in accordance with the regulations of the Delaware insurance department.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific mutual fund or series thereof selected by contract owners from among available mutual funds (the "Funds") advised by Massachusetts Financial Services Company ("MFS"), an affiliate of the Sponsor.

Under applicable insurance law, the assets and liabilities of Separate Account D are clearly identified and distinguished from the Sponsor's other assets and liabilities. The portion of Separate Account D's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Sponsor may conduct.

(2) Significant Accounting Policies

General

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to the current year's presentation.

Investment Valuations

Investments in the Funds are recorded at their net asset value. The Funds value their investment securities at fair value. Transactions are recorded on a trade date basis. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Fund shares and are recognized on the exdividend date.

Exchanges between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds.

Federal Income Tax Status

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Variable Account is not taxed as a regulated investment company. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal

Sun Life of Canada (U.S.) Variable Account D

Notes to Financial Statements - continued

Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable and, therefore, no provision has been made for federal income taxes.

(3) Contract Charges and Related Party Transactions

A mortality and expense risk charge is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. These deductions are transferred periodically to the Sponsor. The rate of this deduction varies, based on total purchase payments credited to all participants' accounts under a contract as follows:

Level	Purchase Payments	Mortality and Expense Risk Charge
1	up to $250,000	1.30%
2	$250,000 to $1,499,999	1.25%
3	$1,500,000 to $4,999,999	1.10%
4	$5,000,000 and over	0.95%

Since 1987, the Sponsor has reduced the Level 1 mortality and expense risk charge to 1.25% and, therefore, has been accounting for all Level 1 units as Level 2 units.

Each year on the account anniversary, an account administration fee is deducted from the participant's account to cover administrative expenses relating to the contract and the participant's account. The amount of the fee varies from $12 to $25 and is based on total purchase payments credited to all participants' accounts under a contract. After the annuity commencement date, the account fee is deducted pro rata from each annuity payment made during the year.

Variable Account D is advised by the Massachusetts Financial Services Company, an affiliate of the Sponsor, and charges a management fee at an effective annual rate ranging from .58% to .94% of the Fund's net assets.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges exceed 6% of the purchase payments made under the contract.

Sun Life of Canada (U.S.) Variable Account D

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

For the year ended December 31, 2001, the Sponsor received the following amount related to the above mentioned contract and surrender charges. These charges are reflected in the ''Withdrawals, surrenders, annuitizations and contract charges'' line of the Statement of Changes in Net Assets.

	Contract Charges	Surrender Charges
MFS/Sun Life Series Trust:
Capital Appreciation Series	$7,782	$94,259
Government Securities Series	13,502	129,774
High Yield Series	1,115	5,465
Money Market Series	528	1,753
MFS Bond Fund	2,183	19,468
MFS Global Governments Fund	9,052	94,491
MFS Growth Opportunities Fund	25,533	86,005
Massachusetts Investors Growth Stock Fund	7,234	17,830
Massachusetts Investors Trust	4,166	13,283
MFS Total Return Fund	5,511	30,105

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to deduct the taxes from the amount applied to provide an annuity at the time annuity payments commence; however, the Sponsor reserves the right to deduct such taxes when incurred.

(4) Annuity Reserves

Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of 4%. Required adjustments to the reserve are accomplished by transfers to or from the Sponsor.

Sun Life of Canada (U.S.) Variable Account D

Notes to Financial Statements - continued

(5) Unit Activity from Participant Transactions

		Units Outstanding Beginning of Year		Units Purchased		Units Transferred Between Sub-Accounts and Fixed Account		Units Withdrawn, Surrendered and Annuitized		Units Outstanding End of Year
Sub-Accounts		Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 2001	Year Ended December 31, 2000
CAS-Level	2	567,141	582,574	35,751	27,201	(33,719)	19,579	(72,853)	(62,213)	496,320	567,141
CAS-Level	3	91,688	102,101	6,492	3,424	(5,694)	(781)	(17,301)	(13,056)	75,185	91,688
CAS-Level	4	211,241	234,710	18,738	14,358	1,949	(8,140)	(30,890)	(29,687)	201,038	211,241
GSS-Level	2	204,141	244,048	12,435	15,713	(2,587)	(15,213)	(36,969)	(40,407)	177,020	204,141
GSS-Level	3	84,689	100,588	7,499	4,239	(4,275)	(2,502)	(19,150)	(17,636)	68,763	84,689
GSS-Level	4	41,325	51,168	4,630	3,363	35,920	(4,882)	(12,182)	(8,324)	69,693	41,325
HYS-Level	2	112,758	125,543	8,511	9,461	(15,985)	(4,743)	(13,768)	(17,503)	91,516	112,758
HYS-Level	3	26,723	29,465	6,862	994	7,216	(1,023)	(12,533)	(2,713)	28,268	26,723
HYS-Level	4	18,255	18,908	1,231	2,706	1,652	788	(4,190)	(4,147)	16,948	18,255
MMS-Level	2	147,352	211,856	13,103	12,694	47,320	(23,783)	(118,620)	(53,415)	89,155	147,352
MMS-Level	3	83,150	74,923	2,736	1,986	(4,347)	18,219	(12,002)	(11,978)	69,537	83,150
MMS-Level	4	79,573	38,024	2,505	3,261	26,006	56,232	(11,983)	(17,944)	96,101	79,573
MFB-Level	2	47,612	51,937	2,334	4,939	(10,946)	(378)	(18,788)	(8,886)	20,212	47,612
MFB-Level	3	13,570	16,174	2,145	453	5,975	667	(2,698)	(3,724)	18,992	13,570
MFB-Level	4	-	803	93	87	7,316	(17)	(654)	(873)	6,755	-
MGG-Level	2	19,323	27,807	391	1,030	(9,573)	(2,069)	(10,141)	(7,445)	-	19,323
MGG-Level	3	3,783	4,822	101	220	(3,302)	(128)	(582)	(1,131)	-	3,783
MGG-Level	4	-	4,339	20	367	(2)	-	(18)	(4,706)	-	-
MGO-Level	2	75,497	91,428	7,544	6,778	(6,092)	13,243	(25,051)	(35,952)	51,898	75,497
MGO-Level	3	22,474	21,491	1,592	2,001	(6,715)	751	(6,265)	(1,769)	11,086	22,474
MGO-Level	4	-	2,443	2,827	276	15,731	706	(1,100)	(3,425)	17,458	-
MIG-Level	2	142,278	149,986	11,446	13,328	(19,312)	16,582	(48,962)	(37,618)	85,450	142,278
MIG-Level	3	53,756	52,563	9,096	4,378	(12,794)	2,673	(26,547)	(5,858)	23,511	53,756
MIG-Level	4	-	41,629	5,974	3,688	49,380	1,203	(2,180)	(46,520)	53,174	-
MIT-Level	2	372,444	465,628	22,308	42,459	(83,204)	(21,833)	(95,585)	(113,810)	215,963	372,444
MIT-Level	3	113,288	130,779	14,926	5,632	34,952	(7,035)	(55,868)	(16,088)	107,298	113,288
MIT-Level	4	6,731	39,282	4,903	4,062	62,371	(6,289)	(3,051)	(30,324)	70,954	6,731
MTR-Level	2	336,200	520,185	17,337	33,632	(24,584)	(34,611)	(98,178)	(183,006)	230,775	336,200
MTR-Level	3	93,879	109,723	9,884	4,333	(11,787)	(5,960)	(37,973)	(14,217)	54,003	93,879
MTR-Level	4	5,167	49,629	2,874	2,905	54,037	(7,690)	(2,279)	(39,677)	59,799	5,167

Sun Life of Canada (U.S.) Variable Account D

Notes to Financial Statements - continued

(6) Investment Purchases and Sales

The following table shows the aggregate cost of shares purchased and proceeds from the sales of shares for each sub-account for the year ended December 31, 2001:

	Purchases	Sales
MFS/Sun Life Series Trust:
Capital Appreciation Series	$19,960,183	$9,323,243
Government Securities Series	2,665,102	2,662,467
High Yield Series	1,076,098	1,285,045
Money Market Series	2,612,672	3,488,956
MFS Bond Fund	663,079	964,454
MFS Global Governments Fund	55,524	535,142
MFS Growth Opportunities Fund	1,409,560	2,276,421
Massachusetts Investors Growth Stock Fund	4,261,062	8,047,573
Massachusetts Investors Trust Fund	7,223,630	12,980,457
MFS Total Return Fund	3,940,521	7,754,514

Sun Life of Canada (U.S.) Variable Account D

Notes to Financial Statements

(7) Financial Highlights

The summary of unit values and units outstanding for variable annuity contracts and the expense ratios, excluding expenses of the underlying funds, for the year ended December 31, 2001, follows.

	At December 31,					For the year ended December 31,
	Units	Unit Fair Value Lowest to Highest			Net Assets	Income Ratio	Expense Ratio Lowest to Highest			Total Return Lowest to Highest
MFS/Sun Life Capital Appreciation Series
December 31, 2001	772,543	$46.5495	to	$49.8313	$36,755,005	0.35%	0.95%	to	1.30%	(26.24)%	to	(26.02)%

MFS/Sun Life Government Securities Series
December 31, 2001	315,476	23.889	to	24.5752	7,673,271	5.84	0.95	to	1.30	6.12	to	6.43

MFS/Sun Life High Yield Series
December 31, 2001	136,732	22.0672	to	23.9194	3,200,301	9.80	0.95	to	1.30	0.49	to	0.79

MFS/Sun Life Money Market Series
December 31, 2001	254,793	16.8472	to	18.2157	4,422,572	3.80	0.95	to	1.30	2.49	to	2.80

MFS Bond Fund
December 31, 2001	45,959	20.4596	to	24.5902	1,163,043	7.38	0.95	to	1.30	6.51	to	6.83

MFS Global Governments Fund
December 31, 2001	-	-		-	-	3.31	0.95	to	1.30	(52.84)	to	(24.77)

MFS Growth Opportunities Fund
December 31, 2001	80,442	25.6342	to	38.2025	2,732,910	0.05	0.95	to	1.30	(25.56)	to	(25.33)

Massachusetts Investors Growth Stock Fund
December 31, 2001	162,135	32.6817	to	62.9994	8,058,246	-	0.95	to	1.30	(25.68)	to	(25.46)

Massachusetts Investors Trust
December 31, 2001	394,215	34.8122	to	46.7911	17,398,493	0.26	0.95	to	1.30	(17.30)	to	(17.05)

MFS Total Return Fund
December 31, 2001	344,577	30.2486	to	42.916	13,740,792	3.16	0.95	to	1.30	(1.81)	to	(1.52)

Independent Auditors' Report

To the Participants in Sun Life of Canada (U.S.) Variable Account D

and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statement of condition of MFS/Sun Life Series Trust Capital Appreciation Sub-Account, MFS/Sun Life Series Trust Government Securities Sub-Account, MFS/Sun Life Series Trust High Yield Sub-Account, MFS/Sun Life Series Trust Money Market Sub-Account, MFS Bond Sub-Account, MFS Global Governments Sub-Account, MFS Growth Opportunities Sub-Account, Massachusetts Investors Growth Stock Sub-Account, Massachusetts Investors Trust Sub-Account and MFS Total Return Sub-Account of Sun Life of Canada (U.S.) Variable Account D (the ''Sub-Accounts'') as of December 31, 2001, the related statement of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 2001 and 2000. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held at December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 2001 and the results of their operations and the changes in their net assets for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2002

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF INCOME

(in millions)

For the years ended December 31, 2001, 2000 and 1999

	2001	2000	1999

Revenues
Premiums and annuity considerations	$ 41	$ 45	$ 45
Net investment income	282	288	365
Net realized investment gains (losses)	24	(20)	2
Fee and other income	284	298	218

Total revenues	631	611	630

Benefits and expenses
Policyowner benefits	309	338	335
Other operating expenses	152	165	101
Amortization of deferred policy acquisition costs	121	124	68

Total benefits and expenses	582	627	504

Income (loss) from operations	49	(16)	126

Interest expense	94	45	43

Income (loss) before income tax expense and discontinued
Operations	(45)	(61)	83

Income tax expense (benefit):
Federal	(26)	(62)	29
State	(1)	(2)	-

Income tax expense (benefit)	(27)	(64)	29

Net income (loss) from continuing operations before
cumulative effect of change in accounting principle	(18)	3	54

Cumulative effect of change in accounting principle, net of tax	5	-	-

Net income (loss) from continuing operations	(13)	3	54

Net loss on disposal of subsidiaries, after tax	-	-	(12)

Discontinued operations	-	-	1

Net income (loss)	$ (13)	$ 3	$ 43

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED BALANCE SHEETS

(in millions except share data)

December 31, 2001 and 2000
ASSETS	2001	2000
Investments
Available-for-sale fixed maturities at fair value (amortized cost of $2,040 and $2,455 in 2001 and 2000, respectively)	$ 2,098	$ 2,501
Trading fixed maturities at fair value (amortized cost of $1,020 and $636 in 2001 and 2000, respectively)	1,041	648
Subordinated note from affiliate held-to-maturity (fair value of $620 and $546 in 2001 and 2000, respectively)	600	600
Short-term investments	103	112
Mortgage loans	915	846
Real estate	84	78
Policy loans	43	42
Other invested assets	67	75
Total investments	4,951	4,902

Cash and cash equivalents	180	390
Accrued investment income	64	65
Deferred policy acquisition costs	766	762
Outstanding premiums	4	3
Other assets	112	62
Separate account assets	16,233	17,874

Total assets	$ 22,310	$ 24,058

LIABILITIES

Future contract and policy benefits	$ 691	$ 715
Contractholder deposit funds and other policy liabilities	3,146	3,313
Unearned revenue	12	5
Accrued expenses and taxes	116	53
Deferred federal income taxes	99	41
Long-term debt payable to affiliates	565	565
Partnership Capital Securities	608	608
Other liabilities	108	123
Separate account liabilities	16,233	17,874

Total liabilities	21,578	23,297

Commitments and contingencies - Note 15

STOCKHOLDER'S EQUITY

Common stock, $1,000 par value - 10,000 shares authorized; 6,437 shares issued and outstanding in 2001 and 2000	$ 6	$ 6
Additional paid-in capital	265	265
Accumulated other comprehensive income	38	39
Retained earnings	423	451

Total stockholder's equity	732	761

Total liabilities and stockholder's equity	$ 22,310	$ 24,058

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in millions)

For the years ended December 31, 2001, 2000, and 1999

	2001	2000	1999

Net income	$ (13)	$ 3	$ 43
Other comprehensive income
Net change in unrealized holding gains (losses) on
available-for-sale securities, net of tax	(1)	31	(69)
Other comprehensive income	(1)	31	(69)

Comprehensive income	$ (14)	$ 34	$ (26)

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(in millions)

For the years ended December 31, 2001, 2000, and 1999
			Accumulated
		Additional	Other		Total
	Common	Paid-In	Comprehensive	Retained	Stockholder's
	Stock	Capital	Income	Earnings	Equity

Balance at December 31, 1998	$ 6	$ 199	$ 77	$ 495	$ 777

Comprehensive income:
Net income				43	43
Dividends declared				(80)	(80)
Other comprehensive income
(loss)			(69)		(69)

Balance at December 31, 1999	6	199	8	458	671

Comprehensive income:
Net income				3	3
Dividends declared				(10)	(10)
Additional paid in capital		66			66
Other comprehensive income			31		31

Balance at December 31, 2000	6	265	39	451	761

Comprehensive income:
Net income (loss)				(13)	(13)
Dividends declared				(15)	(15)
Other comprehensive income
(loss)			(1)		(1)

Balance at December 31, 2001	$ 6	$ 265	$ 38	$ 423	$ 732

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

For the years ended December 31, 2001, 2000 and 1999

	2001	2000	1999

Cash Flows From Operating Activities:
Net income (loss) from continuing operations	$ (13)	$ 3	$ 54
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Amortization of discount and premiums	3	(1)	(1)
Depreciation and amortization	2	3	4
Net realized (gains) losses on investments	(24)	20	(2)
Net unrealized gains on trading fixed maturities	(9)	(13)	-
Interest credited to contractholder deposits	176	196	216
Deferred federal income taxes	56	(53)	15
Cumulative effect of change in accounting principle, net of tax	(5)	-	-
Cash dividends from subsidiaries	-	-	19
Changes in assets and liabilities:
Deferred acquisition costs	(17)	(83)	(88)
Accrued investment income	2	(6)	11
Other assets	(46)	15	(75)
Future contract and policy benefits	(23)	(15)	(8)
Other, net	55	39	72
Net cash provided by operating activities	157	105	217

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	1,251	1,002	1,241
Trading fixed maturities	379	187	-
Subsidiaries	-	-	57
Other invested assets	4	-	-
Mortgage loans	112	209	386
Real estate	10	36	3
Purchases of:
Available-for-sale fixed maturities	(823)	(738)	(615)
Trading fixed maturities	(751)	(821)	-
Subsidiaries	(5)	-	-
Other invested assets	(1)	(2)	(7)
Mortgage loans	(185)	(122)	(345)
Real estate	(16)	(15)	(2)
Changes in other investing activities, net	1	3	3
Net change in policy loans	-	(1)	2
Net change in short-term investments	9	34	156

Net cash provided by (used in) investing activities	(15)	(228)	879

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

For the years ended December 31, 2001, 2000 and 1999

	2001	2000	1999

Cash Flows From Financing Activities:
Deposits to contractholder deposit funds	1,557	1,962	1,537
Withdrawals from contractholder deposit funds	(1,894)	(1,988)	(2,268)
Dividends paid to stockholder	(15)	(10)	(80)
Net cash used in financing activities	(352)	(36)	(811)

Net change in cash and cash equivalents	(210)	(160)	285

Cash and cash equivalents, beginning of year	390	550	265

Cash and cash equivalents, end of year	$ 180	$ 390	$ 550

Supplemental Cash Flow Information
Interest paid	$ 94	$ 43	$ 43
Income taxes paid	11	64	6

Non-cash Transaction

On December 21, 2000, the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc., transferred its 100% ownership in Sun Life of Canada (U.S.) Holdings General Partner, Inc. to the Company in exchange for 537 shares of the Company's common stock totaling $537,000 plus $65,520,000 of additional paid in capital.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the "Company") was incorporated in 1970 as a life insurance company domiciled in the state of Delaware. As of December 31, 2000, the Company was licensed in 48 states and certain other territories. Effective January 31, 2001, the Company became authorized to do business in 49 states. In addition, the Company's wholly-owned insurance subsidiary, Sun Life Insurance and Annuity Company of New York, is licensed in New York. The Company and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual fixed and variable annuities, group fixed and variable annuities, group pension contracts, guaranteed investment contracts, group life and disability insurance, insurance third party administration, and other asset management services.

The Company is a wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., which is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada. Sun Life Assurance Company of Canada is a life insurance company domiciled in Canada that reorganized from a mutual life insurance company to a stock life insurance company on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc., is now the ultimate parent of Sun Life Assurance Company of Canada and the Company.

BASIS OF PRESENTATION

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stockholder-owned life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries. As of December 31, 2001, the Company owned all of the outstanding shares of Sun Life Insurance and Annuity Company of New York, Sun Life of Canada (U.S.) Distributors, Inc., Sun Life Financial Services Limited, Sun Benefit Services Company, Inc., Sun Capital Advisers, Inc., Sun Life of Canada (U.S.) SPE 97-I, Inc., Sun Life of Canada (U.S.) Holdings General Partner, Inc., Vision Financial Corporation and Clarendon Insurance Agency, Inc. The results are also consolidated with Sun Life of Canada Funding, LLC, which is owned by a trust sponsored by the Company and Sun Life of Canada (U.S.) Limited Partnership I, for which Sun Life of Canada (U.S.) Holdings General Partner, Inc. is the sole general partner.

Sun Life Insurance and Annuity Company of New York is engaged in the sale of individual fixed and variable annuity contracts and group life, disability insurance and stop loss contracts in its state of domicile, New York. Sun Life of Canada (U.S.) Distributors, Inc. is a registered investment adviser and broker-dealer. Sun Life Financial Services Limited serves as the marketing administrator for the distribution of the offshore products of Sun Life Assurance Company of Canada, an affiliate. Sun Capital Advisers, Inc. is a registered investment adviser. Sun Life of Canada (U.S.) SPE 97-I, Inc. was organized for the purpose of engaging in activities incidental to securitizing mortgage loans. Sun Life of Canada (U.S.) Holdings General Partner, Inc. is the sole general partner of Sun Life of Canada (U.S.) Limited Partnership I. Clarendon Insurance Agency, Inc. is a registered broker-dealer that acts as the general distributor of certain annuity and life insurance contracts issued by the Company and its affiliates. As of December 31, 2001, Sun Benefit Services Company, Inc. was inactive. Sun Life of Canada Funding, LLC was organized for the purpose of engaging in activities incidental to establishing the new guaranteed investment products of the Company. Sun Life of Canada (U.S.) Limited Partnership I was established to purchase subordinated debentures issued by the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc., and to issue Partnership Capital Securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

On March 12, 2001, the Company purchased Vision Financial Corporation for approximately $5.0 million and acquired approximately $1.6 million of goodwill. Vision Financial Corporation, based in Keene, N.H., is a third-party administrator that specializes in the administration of insurance products sold at the worksite. The Company has recorded the acquisition using the purchase method of accounting. The results of operations of Vision Financial Corporation for the years ended December 31, 2001 and 2000 were not material to the consolidated financial statements.

In June 2000, the Company sold Sun Life Information Services Ireland, Limited to Sun Life Assurance Company of Canada. Sun Life Information Services Ireland, Limited provides information systems development services to Sun Life Assurance Company of Canada and its subsidiaries.

During 1999, the Company sold two of its subsidiaries, Massachusetts Casualty Insurance Company ("MCIC") (sold February 1999) and New London Trust F.S.B. ("NLT") (sold October 1999). MCIC is a life insurance company that issues only individual disability income policies. NLT is a federally chartered savings bank, which grants commercial, residential real estate and installment loans. The results of operations of MCIC and NLT are reported as discontinued operations.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. The most significant estimates are those used in determining deferred policy acquisition costs, investment allowances and the liabilities for future policyholder benefits. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain amounts in the prior years' financial statements have been reclassified to conform to the 2001 presentation.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash and cash equivalents, investments such as fixed maturities, mortgage loans and equity securities, off balance sheet financial instruments, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses. Financial instruments are more fully described in Note 6.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper, money market investments, and short-term bank participations. All such investments have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

INVESTMENTS

The Company accounts for its investments in accordance with Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At the time of purchase, fixed maturity securities are classified based on intent, as held-to-maturity, trading, or available-for-sale. In order for the security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the securities to maturity. Securities held-to-maturity are stated at cost adjusted for amortization of premiums, and accretion of discounts. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading. Securities that do not meet this criterion are classified as available-for-sale. Available-for-sale securities are carried at aggregate fair value with changes in unrealized gains or losses reported net of policyholder related amounts and of deferred income taxes in a separate component of other comprehensive income. Trading securities are carried at aggregate fair value with changes in unrealized gains or losses reported as a component of net investment income. Fair values for publicly traded securities are obtained from external market quotations. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturities repayment and liquidity characteristics. All security transactions are recorded on a trade date basis.

The Company's accounting policy for impairment requires recognition of an other than temporary impairment write-down on a security if it is determined that the Company is unable to recover all amounts due under the contractual obligations of the security. In addition, for securities expected to be sold, an other than temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale. Once an impairment charge has been recorded, the Company then continues to review the other than temporarily impaired securities for additional impairment, if necessary.

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses. Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 70% of the properties' value at the time that the original loan is made.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Real estate investments are held for the production of income or held-for-sale. Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years. Real estate investments held-for-sale are primarily acquired through foreclosure of mortgage loans. The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure. Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance not in excess of net cash surrender values of the related insurance policies.

Other invested assets consist primarily of leveraged leases and tax credit partnerships.

The Company uses derivative financial instruments including swaps and options as a means of hedging exposure to interest rate, currency and equity price risk.

Investment income is recognized on an accrual basis. Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the specific cost identification method. When an impairment of a specific investment or a group of investments is determined to be other than temporary, a realized investment loss is recorded. Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income on loans is recorded on the accrual basis. Loans are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When a loan is placed in non-accrual status, all interest previously accrued is reversed against current period interest income. Interest accruals are resumed on such loans only when they are brought fully current with respect to principal and interest, have performed on a sustained basis for a reasonable period of time, and when, in the judgment of management, the loans are estimated to be fully collectible as to both principal and interest.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity and guaranteed investment contracts, and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges and direct variable administrative expenses. This amortization is reviewed quarterly and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced.

OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are provided using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Also included in other assets are assets pledged as collateral for open derivative contracts (See "Derivatives" section of Note 3 of the consolidated financial statements.) Reinsurance receivables from reinsurance ceded are also included in other assets.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for traditional life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance, annuity and disability insurance products are computed using the net level premium method based on assumptions about future investment yields, mortality, morbidity and persistency. The assumptions used are based upon the Company's experience and industry standards.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities and guaranteed investment contracts. The liabilities are determined using the retrospective deposit method and consist of net deposits and investment earnings less administrative charges. The liability is before the deduction of any applicable surrender charges.

Other policy liabilities include liabilities for policy and contract claims. These amounts consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.

REVENUE AND EXPENSES

Premiums for traditional individual life and annuity products are considered revenue when due. Premiums related to group life and group disability insurance are recognized as revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Other than deferred policy acquisition costs, benefits and expenses related to traditional life, annuity, and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and spread income recognition over expected policy lives. For universal life-type and investment-type contracts, benefits include interest credited to policyholders' accounts and death benefits in excess of account values, which are recognized as incurred.

INCOME TAXES

The Company and its subsidiaries participate in a consolidated federal income tax return with Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. and other affiliates. Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". These differences result primarily from policy reserves, policy acquisition expenses and unrealized gains or losses on investments, and are generally not chargeable with liabilities that arise from any other business of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing for variable benefits. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts. Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, are shown as separate captions in the financial statements. Assets held in the separate accounts are carried at market value and the investment risk of such securities is retained by the contractholder.

NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities". SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities including fair value hedges and cash flow hedges. All derivatives, whether designated in hedging relationships or not, will be required to be recorded on the balance sheet at fair value. For a derivative that does not qualify as a hedge, changes in fair value will be recognized in earnings.

The Company applied SFAS No. 133, as amended by SFAS No. 137 and SFAS No. 138, on January 1, 2001. As a result, the Company recorded as a change in accounting principle in the accompanying consolidated statements of income, a cumulative transition adjustment of $5.2 million, net of tax, that increased earnings relating to embedded derivatives. Prior to the adoption of SFAS No. 133, the Company had been recognizing changes in fair value of derivatives in earnings; however, embedded derivatives in insurance contracts had not been accounted for separately.

During 2001, the Company adopted the requirements of Securities and Exchange Commission Staff Accounting Bulletin ("SAB") No. 102, "Selected Loan Loss Allowance and Documentation Issues". The adoption of SAB No. 102 had no material effect on the Company's financial position or results of operations.

In July 2000, the Emerging Issues Task Force (EITF) reached consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Certain Investments". This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other than temporary decline in value. This consensus is effective for financial statements with fiscal quarters beginning after December 15, 2000. The Company adopted EITF No. 99-20 in June 2001; it had no material impact on the Company's financial condition or results of operations.

In September 2000, the FASB issued SFAS 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". This standard revises the methods for accounting for securitizations and other transfers of financial assets and collateral as outlined in SFAS No. 125, and requires certain additional disclosures. Adoption of this standard did not have a material effect on the Company's financial position or results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

In July 2001, the FASB issued SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets". These Statements will change the accounting for business combinations and goodwill in two significant ways. First, SFAS No. 141 requires that the purchase method of accounting be used for all business combinations completed after June 30, 2001. Use of the pooling-of-interests method will be prohibited. Second, SFAS No. 142 changes the accounting for goodwill from an amortization method to an impairment-only approach. Thus, amortization of goodwill, including goodwill recorded in past business combinations, will cease upon adoption of that Statement, which for companies with calendar year ends, will be January 1, 2002. Adopting SFAS No. 141 and SFAS No. 142 is not expected to have a material impact on the Company.

Also in July 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations," which relates to financial accounting and reporting of obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. SFAS No. 143 is effective for financial statements issued for fiscal years beginning after June 15, 2002. The Company believes that adoption of this statement will not have a material effect on the Company's financial position or results of operations.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". This statement supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." SFAS No. 144 is effective for financial statements issued for fiscal years beginning after December 15, 2001. The Company believes that adoption of this statement will not have a material effect on the Company's financial position or results of operations.

In September 2001, the EITF discussed Issue No. 01-10 "Accounting for the Impact of the Terrorist Attacks of September 11, 2001" which gives accounting guidance and recommended disclosures. Following this guidance, the Company has reviewed its insurance contracts to quantify potential losses, if any, as a result of the tragedy and has determined that there were no material claims exposure to the Company. The national tragedy of September 11, 2001 has also had an adverse impact on the airline, hotel and hospitality businesses. Although the Company has investments associated with these industries, it has determined that there are no current recoverability issues. The Company will continue to monitor these investments to determine if any adjustments for other-than-temporary declines due to the decrease in market value are necessary.

The FASB is currently deliberating the issuance of an interpretation of SFAS No. 94, "Consolidation of All Majority-Owned Subsidiaries", to provide additional guidance to assist companies in identifying and accounting for special purpose entities ("SPEs") including when SPEs should be consolidated by the investor. The interpretation would introduce a concept that consolidation would be required by the primary beneficiary of the activities of an SPE unless the SPE can meet certain substantive independent economic substance criteria. It is not possible to determine at this time what conclusions will be included in the final interpretation; however, the result could impact the accounting treatment of these entities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

2. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

On February 11, 1999, two notes previously issued to the Company by Massachusetts Financial Services Company ("MFS"), an affiliate, were combined into a new note with a February 11, 2000 maturity date. The original notes were each issued for $110,000,000. One note was issued on February 11, 1998 at an interest rate of 6.0% and a due date of February 11, 1999. The other note was issued on December 22, 1998 at an interest rate of 5.55% and a due date of February 11, 1999. These two notes and an additional $10,000,000 were combined into a new note of $230,000,000 with a floating interest rate based on the six-month LIBOR rate plus 25 basis points. The $230,000,000 note was repaid to the Company on December 21,1999.

On December 31, 1998, the Company had an additional $20,000,000 investment in notes issued by MFS, scheduled to mature in 2000. These notes were repaid to the Company on December 21, 1999.

On January 14, 2000, the Company purchased two separate $100,000,000 notes from MFS, one with an interest rate of 8.60% due August 11, 2004, and the other with an interest rate of 7.93% due August 11, 2003. On November 1, 2000, MFS repaid the $100,000,000 note with an original maturity of August 11, 2003.

On February 5, 1999, the Company sold MCIC to an unaffiliated company. The net proceeds of this sale were $33,965,000. The Company realized a loss of $25,465,000 net of a $14,482,000 tax benefit.

On October 29, 1999, the Company sold NLT to an unaffiliated company for $30,254,000. The Company realized a gain of $13,170,000 after taxes of $10,186,000.

On December 22, 1999, the Company acquired twenty-eight mortgages from Sun Life Assurance Company of Canada for a total cost of $118,092,000.

On June 27, 2000, the Company sold Sun Life Information Services Ireland, Limited to Sun Life Assurance Company of Canada. The Company realized a pretax gain of $451,000 on the sale.

On December 21, 2000, the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc., transferred its ownership in all 200 shares issued and outstanding of Sun Life of Canada (U.S.) Holdings General Partner, Inc. to the Company in exchange for 537 shares of the Company's common stock totaling $537,000 plus $65,520,000 of additional paid in capital. As a result of the acquisition of Sun Life of Canada (U.S.) Holdings General Partner, Inc. on December 21, 2000, and its ownership interest in Sun Life of Canada (U.S.) Limited Partnership I, the Company became the owner of a $600,000,000 8.526% subordinated debenture due May 6, 2027 issued by the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc. The Company also assumed the liability of the Partnership Capital Securities issued to Sun Life of Canada (U.S.) Capital Trust I, a Delaware business trust sponsored by the Company's parent. Partnership Capital Securities issued of $600,010,000 accrue interest at 8.526% and have no scheduled maturity date. These Partnership Capital Securities, which represent the limited partner interest of Sun Life (U.S.) Limited Partnership I, may be redeemed on or after May 6, 2027. The Company is accounting for the acquisition of Sun life of Canada (U.S.) General Partner, Inc. using the purchase method of accounting.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

2. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The following proforma statements of income for the years ended December 31, 2000 and 1999 illustrate the Company's results of operations as if the acquisition of Sun Life of Canada (U.S.) Holdings General Partner, Inc. took place at the beginning of the year, respectively.

	Proforma	Proforma
	2000	1999

Revenues
Premiums and annuity considerations	$ 45	$ 45
Net investment income	339	420
Net realized investment gains (losses)	(20)	2
Fee and other income	298	218

Total revenues	662	685

Benefits and expenses
Policyowner benefits	338	335
Other operating expenses	165	101
Amortization of deferred policy acquisition costs	124	68

Total benefits and expenses	627	504

Income (loss) from operations	35	181

Interest expense	95	95

Income (loss) before income tax expense and discontinued
operations	(60)	86

Income tax expense (benefit):
Federal	(62)	30
State	(2)	-

Income tax expense (benefit)	(64)	30

Net income from continuing operations	4	56.0

Net loss on disposal of subsidiaries, after tax	-	(12.3)

Discontinued operations	-	1.0

Net income	$ 4	$ 44.7

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

2. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

During 2001, 2000, and 1999 the Company declared and paid dividends in the amount of $15,000,000, $10,000,000, and $80,000,000, respectively, to its parent, Sun Life of Canada (U.S.) Holdings, Inc.

The Company and its subsidiaries have management services agreements with Sun Life Assurance Company of Canada which provide that Sun Life Assurance Company of Canada will furnish, as requested, personnel as well as certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $40,290,000 in 2001, $31,857,000 in 2000, and $30,745,000 in 1999.

The Company leases office space to Sun Life Assurance Company of Canada under lease agreements with terms expiring in September, 2005 and options to extend the terms for each of twelve successive five year terms at fair market rental not to exceed 125% of the fixed rent for the term which is ending. Rent received by the Company under the leases amounted to approximately $8,773,000, $7,976,000, and $6,943,000 in 2001, 2000 and 1999, respectively.

As more fully described in Note 7, the Company has been involved in several reinsurance transactions with Sun Life Assurance Company of Canada.

The Company has accrued $4,259,000 for unpaid interest on surplus notes held by an affiliate at December 31, 2001 and 2000, respectively. The Company expensed $43,266,000 for interest on these surplus notes for the years ended December 31, 2001, 2000 and 1999, respectively.

On December 21, 2000, the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc., transferred its $350,000,000 Sun Life Assurance Company of Canada subordinated note to Sun Canada Financial Co., an affiliate, in the form of additional capitalization. On the same day, Sun Canada Financial Co. transferred its ownership in the Company's surplus notes totaling $315,000,000 to Sun Life of Canada (U.S.) Holdings, Inc. in the form of a dividend. As a result, the Company had $565,000,000 of surplus notes issued to its parent, Sun Life of Canada (U.S.) Holdings Inc., as of December 31, 2000. In October 2001, Sun Life of Canada (U.S.) Holdings, Inc transferred its ownership in the Company's surplus notes totaling $565,000,000 to Sun Life Financial (U.S.) Finance, Inc., an affiliate of the Company, at book value.

The following table lists the details of the surplus notes outstanding (in 000's) owned by Sun Life Financial (U.S.) Finance, Inc.:
Principal	Maturity	Rate

$ 150,000	12/15/07	6.625%
150,000	12/15/15	7.250%
7,500	12/15/15	6.125%
7,500	12/15/07	5.750%
250,000	11/06/27	8.625%
$ 565,000

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

3. INVESTMENTS

FIXED MATURITIES

The amortized cost and fair value of fixed maturities were as follows (in 000's):

	December 31, 2001
		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
United States treasury securities, U.S. Government and
agency securities	$ 111,804	$ 5,905	$ (1,113)	$ 116,596
States, provinces and political subdivisions	4,794	239	-	5,033
Mortgage-backed securities	149,138	3,735	(2,290)	150,583
Public utilities	340,386	20,167	(4,141)	356,412
Transportation	219,793	7,486	(15,348)	211,931
Finance	263,273	7,180	(2,144)	268,309
Corporate	950,496	53,665	(15,238)	988,923

Total available-for-sale fixed maturities	$ 2,039,684	$ 98,377	$ (40,274)	$ 2,097,787

Trading fixed maturities:
States, provinces and political subdivisions	$ 2,750	$ 364	$ -	$ 3,113
Mortgage-backed securities	47,067	983	(12)	48,038
Public utilities	154,402	5,381	(2,547)	157,236
Transportation	107,660	4,110	(2,790)	108,980
Finance	219,314	10,765	(1,370)	228,709
Corporate	488,980	15,704	(9,270)	495,413

Total trading fixed maturities	$ 1,020,173	$ 37,307	$ (15,989)	$ 1,041,489

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027	$ 600,000	$ 19,656	$ -	$ 619,656

Total held-to-maturity fixed maturities	$ 600,000	$ 19,656	$ -	$ 619,656

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

3. INVESTMENTS (CONTINUED)

	December 31, 2000
		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
United States treasury securities, U.S. Government and
agency securities	$ 183,733	$ 8,286	$ (68)	$ 191,951
States, provinces and political subdivisions	22,515	653	-	23,168
Mortgage-backed securities	123,113	2,132	(317)	124,928
Public utilities	286,744	12,805	(5,914)	293,635
Transportation	245,675	13,406	(3,821)	255,260
Finance	299,440	8,141	(5,761)	301,820
Corporate	1,293,302	52,597	(35,271)	1,310,628

Total available-for-sale fixed maturities	$ 2,454,522	$ 98,020	$ (51,152)	$2,501,390

Trading fixed maturities:
United States treasury securities, U.S. Government and
agency securities	$ 500	$ 1	$ -	$ 501
Mortgage-backed securities	18,281	556	(156)	18,681
Public utilities	30,918	1,293	(243)	31,968
Transportation	97,900	3,218	(266)	100,852
Finance	159,250	5,470	(348)	164,372
Corporate	328,662	9,116	(5,975)	331,803

Total trading fixed maturities	$ 635,511	$ 19,654	$ (6,988)	$ 648,177

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027	$ 600,000	$ -	$ (53,888)	$ 546,112

Total held-to-maturity fixed maturities	$ 600,000	$ -	$ (53,888)	$ 546,112

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

3. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below (in 000's). Actual maturities may differ from contractual maturities on asset-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers.

	December 31, 2001
	Amortized Cost	Estimated Fair Value

Maturities of available-for-sale fixed securities:
Due in one year or less	$ 248,948	$ 246,958
Due after one year through five years	537,953	551,789
Due after five years through ten years	437,668	462,069
Due after ten years	515,561	535,687
Subtotal - Maturities available-for-sale	$ 1,740,130	$ 1,796,503
Asset-backed securities	299,554	301,284
Total Available-for-sale	$ 2,039,684	$ 2,097,787

Maturities of trading fixed securities:
Due in one year or less	$ -	$ -
Due after one year through five years	324,617	330,534
Due after five years through ten years	412,623	425,677
Due after ten years	216,473	217,647
Subtotal - Maturities of trading	$ 953,713	$ 973,858
Asset-backed securities	66,460	67,631
Total Trading	$ 1,020,173	$ 1,041,489

Maturities of held-to-maturity fixed securities:
Due after ten years	$ 600,000	$ 619,656

Gross gains of $15,457,000, $9,056,000 and $12,496,000 and gross losses of $6,966,000, $24,018,000, and $7,646,000 were realized on the voluntary sale of fixed maturities for the years ended December 31, 2001, 2000, and 1999, respectively.

Fixed maturities with an amortized cost of approximately $3,173,000 and $2,991,000 at December 31, 2001 and 2000 respectively, were on deposit with Federal and State governmental authorities as required by law.

Bonds that have been pledged to collateralize open derivative contracts at December 31, 2001 are excluded from fixed maturities and are included with other assets.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

3. INVESTMENTS (CONTINUED)

As of December 31, 2001 and 2000, 96% and 98%, respectively, of the Company's fixed maturities were investment grade. Investment grade securities are those that are rated "BBB" or better by nationally recognized rating agencies. During 2001 and 2000, the Company incurred realized losses totaling $5,500,000 and $14,956,000 for other than temporary impairment of value of some of its fixed maturities after determining that not all of the unrealized losses were temporary in nature. During 2001, $9,650,000 of the 2000 losses was recovered and is included in realized gains. Also in 2000, the Company stopped accruing income on its holdings of an issuer that declared bankruptcy. $417,000 and $243,000 of interest income on these holdings were not accrued during 2001 and 2000, respectively. All of the Company's securities were income producing during the year ended December 31, 1999.

MORTGAGE LOANS AND REAL ESTATE

The Company invests in commercial first mortgage loans and real estate throughout the United States. Investments are diversified by property type and geographic area. Mortgage loans are collateralized by the related properties and generally are no more than 70% of the properties' value at the time that the original loan is made. Real estate investments classified as held-for-sale have been obtained primarily through foreclosure. The carrying value of mortgage loans and real estate investments net of applicable reserves and accumulated depreciation on real estate were as follows (in 000's):
	December 31,
	2001	2000

Total mortgage loans	$ 915,730	$ 846,439

Real estate:
Held-for-sale	1,490	7,483
Held for production of income	82,055	70,239
Total real estate	$ 83,545	$ 77,722

Accumulated depreciation on real estate was $16,110,000 and $14,879,000 at December 31, 2001 and 2000, respectively.

The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, values are impaired or values are impaired but mortgages are performing, appropriate allowances for losses have been made. The Company has restructured mortgage loans, impaired mortgage loans and impaired but performing mortgage loans totaling $17,933,000 and $18,165,000 at December 31, 2001 and 2000, respectively, against which there are allowances for losses of $7,140,000 and $4,675,000, respectively. During 2001 and 2000, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had fair values of $1,000,000 and $1,500,000, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

3. INVESTMENTS (CONTINUED):

The investment valuation allowances, which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets, were as follows (in 000's):

	Balance at			Balance at
	January 1,	Additions	Subtractions	December 31,
2001
Mortgage loans	$ 4,675	$ 3,095	$ (630)	$ 7,140
Real estate	-	-	-	-

2000
Mortgage loans	$ 7,750	$ 3,837	$ (6,912)	$ 4,675
Real estate	1,723	-	(1,723)	-

Mortgage loans and real estate investments comprise the following property types and geographic regions (in 000's):
	December 31,
	2001	2000
Property Type:
Office building	$ 369,526	$ 328,976
Residential	39,254	47,805
Retail	389,972	379,326
Industrial/warehouse	190,672	153,580
Other	16,982	19,149
Valuation allowances	(7,140)	(4,675)
Total	$ 999,266	$ 924,161

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

3. INVESTMENTS (CONTINUED):
	December 31,
	2001	2000
Geographic region:

Arizona	$ 21,221	$ 19,809
California	95,861	87,607
Colorado	8,245	8,636
Connecticut	37,208	38,401
Delaware	6,707	15,131
Florida	40,359	36,179
Georgia	71,037	46,895
Indiana	15,015	13,496
Kentucky	13,824	14,941
Louisiana	15,221	7,639
Maryland	19,730	20,849
Massachusetts	116,962	98,377
Michigan	44,549	45,948
Nevada	3,891	5,308
New Jersey	24,047	16,653
New York	88,812	69,529
North Carolina	14,889	11,009
Ohio	29,137	35,966
Oregon	8,131	6,439
Pennsylvania	122,275	132,615
Tennessee	15,345	12,889
Texas	29,071	22,380
Utah	18,179	11,171
Virginia	27,840	20,911
Washington	62,439	60,560
All other	56,411	69,498
Valuation allowances	(7,140)	(4,675)
Total	$ 999,266	$ 924,161

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

3. INVESTMENTS (CONTINUED):

At December 31, 2001, scheduled mortgage loan maturities were as follows (000's):
2002	$ 50,312
2003	28,465
2004	47,272
2005	89,257
2006	56,351
Thereafter	644,073
Total	$ 915,730

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made commitments of mortgage loans on real estate and other loans into the future. The outstanding commitments for these mortgages amount to $39,800,000 and $45,119,000 at December 31, 2001 and 2000, respectively.

During 2000, the Company sold commercial mortgage loans in a securitization transaction. In the transaction, the Company retained servicing responsibilities, a Class B and a Class I interest only certificate. The Class B certificate is a subordinated interest. The Company receives annual servicing fees, before expenses, of 0.1 percent of the outstanding balance and rights to future cash flows arising after the investors in the securitization trust have received the return for which they contracted. The investors in the securitization trust have no recourse to the Company's other assets for failure of debtors to pay when due. The value of the Company's retained interest is subject to credit, and interest rate risk on the transferred financial assets. The Company recognized a pretax gain of $763,000 on the securitization transaction.

Key economic assumptions used in measuring the retained interests at the date of securitization resulting from securitizations completed during the year ended December 31, 2000 were as follows:
	Class B	Class I
Prepayment speed	0	0
Weighted average life in years	7.25	4.54
Expected credit losses	0	0
Residual cash flows discount rate	7.798	8.844
Treasury rate interpolated for average life	4.97	4.96
Spread over treasuries	2.83%	3.88%
Duration in years	5.201	3.611

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

3. INVESTMENTS (CONTINUED):

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions are as follows (in 000's):

	Commercial Mortgages
	Class B	Class I
Carrying amount of retained
Interests	$ 15,636	$ 9,333
Fair value of retained interests	15,885	8,913
Weighted average life in years	9.419	3.900

Expected Credit Losses
Impact on fair value of .025% of adverse change	0	0
Impact on fair value of 20% of adverse change	0	0

Residual Cash flows Discount Rate
Impact on fair value of 10% of adverse change	15,328	8,682
Impact on fair value of 20% of adverse change	14,800	8,465

The total principal amount of the commercial mortgage loans was $173,655,000 at December 31, 2001, none of which were 60 days or more past due. There were no net credit losses incurred relating to the commercial mortgage loans at the date of the securitization and at December 31, 2001.

SECURITIES LENDING

The Company has a securities lending program operated on its behalf by the Company's primary custodian, Chase Manhattan of New York. The custodian has indemnified the Company against losses arising from this program. There were no securities out on loan at December 31, 2001 and 2000. As of December 31, 2001 and 2000, the Company had received no collateral for securities on loan. The income resulting from this program was $126,000, $48,000 and $37,000 for the years ended December 31, 2001, 2000 and 1999, respectively.

LEVERAGED LEASES

The Company is a lessor in a leverage lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased for a term of 9.78 years. During 2001, the lease term was extended until 2010. The Company's equity investment represented 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment and non-recourse to the Company. At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment. The Company's net investment in leveraged leases is composed of the following elements (in 000's):

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

3. INVESTMENTS (CONTINUED):

	Year ended December 31,
	2001	2000
Lease contract receivable	$ 68,418	$ 57,623
Less: non-recourse debt	(36,096)	(57,607)
Net Receivable	32,322	16
Estimated value of leased assets	21,420	41,150
Less: unearned and deferred income	(18,231)	(6,718)
Investment in leveraged leases	35,511	34,448
Less: fees	(212)	(88)
Net investment in leveraged leases	$ 35,299	$ 34,360

DERIVATIVES

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The derivative financial instruments used by the Company include swaps and options. The Company does not hold or issue any derivative instruments for trading purposes.

SWAPS

Swap agreements are contracts with other parties to exchange at specified intervals, the difference between fixed and floating rate interest amounts based upon a notional principal amount. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counter-party at each interest payment date. The Company enters into interest rate swap agreements to hedge against exposure to interest rate fluctuations. Because the underlying principal is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged. The net payable/receivable is recognized over the life of the swap contract as an adjustment to net investment income.

In 2000, the Company launched a new guaranteed investment contract program. The purpose of the program was to increase market place and interest for these products. Each deal is highly individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity linked cross currency swaps. The combination of these swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the note.

The net increase (decrease) in net investment income related to swaps was ($23,493,000), $166,000, and ($2,513,000) for the years ended December 31, 2001, 2000 and 1999, respectively. The Company did not employ hedge accounting treatment in 2001, 2000 and 1999. As a result, the unrealized gains and losses were realized immediately in those years.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

3. INVESTMENTS (CONTINUED):

The Company recognized gross realized gains on derivatives of $10,173,000, $3,924,000, and $4,735,000 in 2001, 2000, and 1999, respectively, as well as gross realized losses of $8,912,000, $1,156,000, and $1,789,000 during 2001, 2000, and 1999, respectively.

The Company's primary risks associated with these transactions are exposure to potential credit loss in the event of non-performance by counter-parties and market risk. The Company regularly assesses the strength of the counter-parties and generally enters into transactions with counter-parties rated "A" or better by nationally recognized ratings agencies. Management believes that the risk of incurring losses related to credit risk is remote. As of December 31, 2001 and 2000, the Company's derivatives had no significant concentration of credit risk.

The Company is required to pledge and receive collateral for open derivative contracts. The amount of collateral that is required is determined by agreed upon thresholds with the counterparties. The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement. At December 31, 2001, $32,900,000 of fixed maturities was pledged as collateral and is included in other assets. No collateral was pledged at December 31, 2000.

OPTIONS

Options are legal contracts that give the contractholder the right to buy or sell a specific amount of the underlying interest at a strike price upon exercise of the option. The Company also utilizes options to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death benefit features of the Company's variable annuities.

The Company's underlying notional or principal amounts associated with open derivatives positions were as follows (in 000's):

	Outstanding at December 31, 2001
	Notional
	Principal	Unrealized Gain
	Amounts	(Loss)

Interest rate swaps	$1,327,496
$        (73,495)

Currency swaps	697,557	(22,918)
Equity swaps	259,607	(34,008)
Equity index options	1,428,323	81,000

Total	$3,712,983	(49,421)
	Outstanding at December 31, 2000
	Notional Principal Amounts	Unrealized Gain (Loss)

Interest rate swaps	$1,308,496
$        (40,432)

Currency swaps	370,554	1,839
Equity swaps	162,576	(16,883)

Total	$1,841,626	$ (55,476)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

3. INVESTMENTS (CONTINUED):

At December 31, 2001 and 2000, the unrealized gains (losses) on derivatives are included with other liabilities on the financial statements.

4. NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains (losses) consisted of the following (in 000's):
	2001	2000	1999

Fixed maturities	$ 29,694	$ (14,962)	$ 4,846
Mortgage and other loans	(2,557)	2,057	1,981
Real estate	1,150	5,211	(742)
Derivative instruments	1,261	2,768	2,945
Short term investments	196	(22)	4
Write-down of fixed maturities	(6,050)	(14,956)	(6,689)
Total	$ 23,694	$ (19,904)	$ 2,345

5. NET INVESTMENT INCOME

Net investment income consisted of the following (in 000's):

	2001	2000	1999

Fixed maturities	$ 320,810	$ 265,608	$ 254,390
Equity securities	-	-	(33)
Mortgage and other loans	73,050	77,807	90,638
Real estate	5,961	8,868	6,829
Policy loans	2,967	3,047	3,172
Derivatives	(127,322)	(66,773)	17,671
Other	10,802	4,664	(1,416)
Gross investment income	286,268	293,221	371,251
Less: Investment expenses	3,706	5,510	6,273
Net investment income	$ 282,562	$ 287,711	$ 364,978

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

6. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS 107 "Disclosure about Fair Value of Financial Instruments" excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements. The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2001 and 2000 (in 000's):

	December 31, 2001		December 31, 2000
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 180,141	$ 180,141	$ 390,049	$ 390,049
Fixed maturities	3,739,277	3,739,277	3,749,567	3,695,679
Short-term investments	103,296	103,296	112,077	112,077
Mortgages	915,730	977,857	846,439	886,384
Derivatives	(49,421)	(49,421)	(55,476)	(55,476)
Policy loans	42,686	42,686	41,459	41,459
Other invested assets	66,771	66,771	74,551	74,551

Financial liabilities:
Guaranteed investment contracts	$ 1,320,278	$ 1,336,594	$ 1,002,865	$ 998,544
Contractholder deposit funds	1,603,391	1,591,474	2,129,758	2,090,197
Fixed annuity contracts	88,400	86,031	102,637	98,337
Interest sensitive life insurance	116,967	117,045	114,198	116,900
Long-term debt	565,000	596,218	565,000	510,962
Partnership Capital Securities	607,826	619,656	607,826	553,938

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

6. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED):

The fair values of cash and cash equivalents are estimated to be cost plus accrued interest which approximates fair value. The fair values of short-term bonds are estimated to be the amortized cost. The fair values of publicly traded fixed maturities are based upon market prices or dealer quotes. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturity, repayment and liquidity characteristics. The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Policy loans are stated at unpaid principal balances, which approximate fair value.

The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.

The fair values of other deposits with future maturity dates are estimated using discounted cash flows.

The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company's current incremental borrowing rates for similar types of borrowings. The carrying amount of all other assets is assumed to approximate fair value.

7. REINSURANCE

INDIVIDUAL INSURANCE

The Company had several agreements with Sun Life Assurance Company of Canada, which provided that Sun Life Assurance Company of Canada would reinsure the mortality risk and certain ancillary benefits under various individual life insurance contracts sold by the Company. Under these agreements, basic death benefits and supplementary benefits were reinsured on a yearly renewable term basis and coinsurance basis, respectively. The effective dates of these agreements were June 1, 1982, November 1, 1986, and January 1, 1987. These agreements were terminated on December 31, 2000.

The Company had an agreement with an unrelated company that provided reinsurance of a small block of individual life insurance contracts on a modified coinsurance basis. This agreement was terminated on December 31, 2000.

The Company has agreements with Sun Life Assurance Company of Canada and with other unrelated companies which provide for reinsurance of certain mortality risks associated with the individual and corporate owned life insurance (COLI) contracts. These amounts are reinsured on a yearly renewable term basis.

GROUP INSURANCE

The Company has an agreement with Sun Life Assurance Company of Canada whereby Sun Life Assurance Company of Canada reinsures the mortality risks of the group life insurance contracts. Under this agreement, certain death benefits are reinsured on a yearly renewable term basis.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

7. REINSURANCE (CONTINUED):

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the group long-term disability contracts. Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis.

The effects of reinsurance were as follows (in 000's):

	For the Years Ended December 31,
	2001	2000	1999

Insurance premiums:
Direct	$ 43,980	$ 51,058	$ 54,662
Assumed	-	-	-
Ceded	2,971	6,255	9,595
Net premiums	$ 41,009	$ 44,803	$ 45,067

Insurance and other individual policy benefits and claims:
Direct	$ 314,750	$ 346,411	$ 342,284
Assumed	-	-	-
Ceded	5,063	8,077	7,433
Net policy benefits and claims	$ 309,687	$ 338,334	$ 334,851

The Company is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely. However, to limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

8. RETIREMENT PLANS:

PENSION PLAN

The Company and its subsidiaries participate with Sun Life Assurance Company of Canada in a non-contributory defined benefit pension plan covering essentially all employees. Benefits under all plans are based on years of service and employees' average compensation. The Company's funding policies for the pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA"); currently the plans are fully funded. Most pension plan assets consist of separate accounts of Sun Life Assurance Company of Canada or other insurance company contracts.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

8. RETIREMENT PLANS (CONTINUED):

The following table sets forth the change in the pension plan's projected benefit obligations and assets, as well as the plan's funded status at December 31, 2001, 2000, and 1999 (in 000's):

	Year ended December 31,
	2001	2000	1999
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 109,675	$ 99,520	$ 110,792

Service cost	5,968	5,242	5,632

Interest cost	8,698	7,399	6,952

Actuarial loss (gain)	20,089	579	(21,480)

Benefits paid	(3,825)	(3,065)	(2,376)
Projected benefit obligation at end of year	$ 140,605	$ 109,675	$ 99,520
Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 163,204	$ 158,271	$ 151,575
Actual return on plan assets	17,888	8,218	9,072
Benefits paid	(3,825)	(3,285)	(2,376)
Fair value of plan assets at end of year	$ 177,267	$ 163,204	$ 158,271

Funded status	$ 36,662	$ 53,529	$ 58,752
Unrecognized net actuarial loss	5,341	(12,620)	(20,071)
Unrecognized transition obligation	(18,766)	(20,561)	(22,617)
Unrecognized prior service cost	5,922	6,501	7,081
Prepaid benefit cost	$ 29,159	$ 26,849	$ 23,145

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

8. RETIREMENT PLANS (CONTINUED):

The following table sets forth the components of the net periodic pension cost for the years ended December 31, 2001, 2000, and 1999 (in 000's).

	Year Ended December 31,
	2001	2000	1999

Components of net periodic benefit cost:
Service cost	$ 5,968	$ 5,242	$ 5,632

Interest cost	8,698	7,399	6,952

Expected return on plan assets	(14,502)	(13,723)	(12,041)

Amortization of transition obligation asset	(2,093)	(2,056)	(2,056)

Amortization of prior service cost	580	580	580

Recognized net actuarial gain	(492)	(1,146)	(554)
Net periodic benefit cost	$ (1,841)	$ (3,704)	$ (1,487)
The Company's share of net periodic benefit cost	$ 1,006	$ 805	$ 736

The projected benefit obligations were based on calculations that utilize certain assumptions. The assumed weighted average discount rate was 7.0% for the year ended December 31, 2001. The assumed weighted average discount rate for 2000 and 1999 was 7.5%. The expected return on plan assets for 2001, 2000 and 1999 was 8.75% and the assumed rate of compensation increase for 2001, 2000 and 1999 was 4.50%.

The Company and certain subsidiaries also participate with Sun Life Assurance Company of Canada and certain affiliates in a 401(k) savings plan for which substantially all employees are eligible. Under the various plans the Company matches, up to specified amounts, employees' contributions to the plan. The Company's contributions were $462,000, $354,000 and $284,000 for the years ended December 31, 2001, 2000, and 1999, respectively.

OTHER POST-RETIREMENT BENEFIT PLANS

In addition to pension benefits, the Company and certain subsidiaries provide certain health, dental, and life insurance benefits ("postretirement benefits") for retired employees and dependents. Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount. The following table sets forth the change in other postretirement benefit plans' obligations and assets, as well as the plans' funded status at December 31, 2001, 2000, and 1999 (in 000's).

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

8. RETIREMENT PLANS (CONTINUED):

	Year Ended December 31,
	2001	2000	1999
Change in benefit obligation:
Benefit obligation at beginning of year	$ 17,085	$ 12,217	$ 10,419

Service cost	624	529	413

Interest cost	1,296	1,139	845

Actuarial loss	10,956	3,665	1,048

Benefits paid	(792)	(465)	(508)
Benefit obligation at end of year	$ 29,169	$ 17,085	$ 12,217

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ -	$ -	$ -
Employer contributions	792	465	508
Benefits paid	(792)	(465)	(508)
Fair value of plan assets at end of year	$ -	$ -	$ -

Funded Status	$ (29,169)	$ (17,085)	$ (12,217)
Unrecognized net actuarial loss	15,738	4,914	1,469
Unrecognized transition obligation	50	95	140
Prepaid (accrued) benefit cost	$ (13,381)	$ (12,076)	$ (10,608)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

8. RETIREMENT PLANS (CONTINUED):

The following table sets forth the components of the net periodic postretirement benefit costs for the years ended December 31, 2001, 2000, and 1999 (in 000's).

	2001	2000	1999

Components of net periodic benefit cost
Service cost	$ 624	$ 529	$ 413

Interest cost	1,296	1,139	845

Amortization of transition obligation(asset)	45	45	45

Recognized net actuarial loss (gain)	381	219	164
Net periodic benefit cost	$ 2,346	$ 1,932	$ 1,467

The Company's share of net periodic benefit cost	$ 256	$ 219	$ 185

In order to measure the postretirement benefit obligation at December 31, 2001 the Company assumed a 16.0% annual rate of increase in the per capita cost of covered health care benefits (5.5% for dental benefits). In addition, medical cost inflation is assumed to be 12% in 2002 and assumed to decrease gradually to 5.5% for 2013 and remain at that level thereafter. Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. For example, increasing the health care cost trend rate assumptions by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 2001 by $6.1 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2001 by $465,000. Conversely, decreasing assumed rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation at December 31, 2001 by $5.0 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2001 by $369,000. The assumed weighted average discount rate used in determining the postretirement benefit obligation was 7.0% for 2001 and 7.5% for 2000 and 1999.

9. FEDERAL INCOME TAXES

The Company and its subsidiaries file a consolidated federal income tax return with Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. as previously described in Note 1. Federal income taxes are calculated as if the Company was filing a separate federal income tax return. A summary of the components of federal income tax expense (benefit) in the consolidated statements of income for the years ended December 31, 2001, 2000 and 1999 was as follows (in 000's):

	2001	2000	1999
Federal income tax expense (benefit):
Current	$(81,820)	$(8,536)	$18,570
Deferred	58,498	(53,145)	10,210

Total	$(23,322)	$(61,681)	$28,780

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

9. FEDERAL INCOME TAXES (CONTINUED)

Federal income taxes attributable to the consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%. The Company's effective rate differs from the federal income tax rate as follows:

	2001	2000	1999

Expected federal income tax expense	$(13,435)	$(21,455)	$28,969
Low income housing credit	(6,138)	(5,805)	(6,348)
Additional tax provision	(4,200)	(35,897)	6,851
Other	451	1,476	(692)

Federal income tax expense	$(23,322)	$(61,681)	$28,780

The deferred income tax (asset) liability represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax (assets) and liabilities as of December 31, 2001 and 2000 were as follows (in 000's):
	2001	2000

Deferred tax assets:
Actuarial liabilities	$ 92,323	$ 177,709
Other	38,870	845
Total deferred tax assets	$ 131,193	$ 178,554

Deferred tax liabilities:
Deferred policy acquisition costs	(181,647)	(189,447)
Investments, net	(48,710)	(30,513)
Total deferred tax liabilities	$ (230,357)	$ (219,960)

Net deferred tax liabilities	$ (99,164)	$ (41,406)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

9. FEDERAL INCOME TAXES (CONTINUED)

The Company makes payments under the tax sharing agreements as if it were filing as a separate company.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are made in the consolidated financial statements in anticipation of the results of these audits. The Company is currently under audit by the IRS for the years 1994 and 1995. In the Company's opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on the Company's financial statements. However, the amounts of these tax liabilities could be revised in the future if estimates of the Company's ultimate liability are revised.

10. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses related to the group life and group disability products is summarized below (in 000's):
	2001	2000

Balance at January 1	$ 20,574	$ 17,755
Less reinsurance recoverables	(5,067)	(4,036)
Net balance at January 1	15,507	13,719
Incurred related to:
Current year	11,354	10,670
Prior years	(786)	(14)
Total incurred	10,568	10,656
Paid losses related to:
Current year	(5,446)	(5,473)
Prior years	(3,092)	(3,395)
Total paid	(8,538)	(8,868)

Net balance at December 31	23,615	20,574
Less reinsurance recoverables	(6,078)	(5,067)
Balance at December 31	$ 17,537	$ 15,507

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its individual and group disability lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

11. DEFERRED POLICY ACQUISITION COSTS

The following illustrates the changes to the deferred policy acquisition costs (in 000's):

	2001	2000
Balance at January 1	$ 761,988	$ 686,278
Acquisition costs deferred	137,879	206,869
Amortized to expense during the year	(120,733)	(123,832)
Adjustment for unrealized investment gains (losses) during the year	(13,418)	(7,327)
Balance at December 31	$ 765,716	$ 761,988

12. SEGMENT INFORMATION

The Company offers financial products and services such as fixed and variable annuities, guaranteed investment contracts, retirement plan services, and life insurance on an individual and group basis, as well as disability insurance on a group basis. Within these areas, the Company conducts business principally in three operating segments and maintains a corporate segment to provide for the capital needs of the three operating segments and to engage in other financing related activities. Net investment income is allocated based on segmented assets by line of business.

The Wealth Management segment markets and administers individual and group variable annuity products, individual and group fixed annuity products which include market value adjusted annuities, and other retirement benefit products. The Company began offering guaranteed investment contracts to unrelated third parties in overseas markets during the second quarter of 2000. These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies. The Company uses derivative instruments to manage the risks inherent in the contract options.

The Individual Protection segment markets and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

The Group Protection segment markets and administers group life and long-term disability insurance to small and mid-size employers in the State of New York.

The Corporate segment includes the unallocated capital of the Company, its debt financing, and items not otherwise attributable to the other segments. Management evaluates the results of the operating segments on an after-tax basis. The Company does not materially depend on one or a few customers, brokers or agents.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

12. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the various business segments (in 000's):

	Year ended December 31, 2001
			Pretax
	Total	Total	Income	Net Operating	Total
	Revenues	Expenditures	(Loss)	Income (Loss)	Assets

Wealth Management	$ 494,231	$ 527,615	$ (30,855)	$ (11,795)	$ 20,281,474
Individual Protection	32,345	28,383	3,962	3,443	1,685,589
Group Protection	19,407	15,930	3,477	2,641	38,105
Corporate	85,322	104,692	(21,899)	(12,170)	304,570
Total	$ 631,305	$ 676,620	$ (45,315)	$ (17,881)	$ 22,309,738

	Year ended December 31, 2000

Wealth Management	$ 533,517	$ 556,864	$ (23,347)	$ (6,911)	$ 22,094,736
Individual Protection	44,206	44,477	(271)	(176)	1,242,549
Group Protection	17,194	15,350	1,844	1,199	30,514
Corporate	15,552	55,025	(39,473)	8,419	689,869
Total	$ 610,469	$ 671,716	$ (61,247)	$ 2,531	$ 24,057,668

	Year ended December 31, 1999

Wealth Management	$ 563,836	$ 460,788	$ 103,048	$ 73,002	$ 20,911,529
Individual Protection	17,625	18,001	(376)	198	302,100
Group Protection	16,415	15,541	874	568	27,286
Corporate	31,996	52,731	(20,735)	(20,036)	243,998
Total	$ 629,872	$ 547,061	$ 82,811	$ 53,732	$ 21,484,913

13. REGULATORY FINANCIAL INFORMATION

The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with GAAP for stock life insurance companies primarily because policy acquisition costs are expensed when incurred, reserves are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions and reflect a different method of adoption, and deferred income taxes are calculated differently. The statutory financials are not prepared on a consolidated basis.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

13. REGULATORY FINANCIAL INFORMATION (CONTINUED):

The Company's statutory surplus and net income (loss) are as follows (in 000's):

	Year ended December 31,
	2001	2000	1999

Statutory surplus and capital
$     769,520
		$ 940,335	$ 886,342
Statutory net (loss) income	$ (137,139)	$ (236)	$ 90,358

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the State of Delaware. Effective January 1, 2001, the State of Delaware required that insurance companies domiciled in the State of Delaware prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures manual, version effective January 1, 2001, subject to any deviations prescribed or permitted by the Insurance Commissioner of the State of Delaware.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures manual, version effective January 1, 2001, are reported as changes in accounting principles in the statutory financial statements. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle in its statutory financial statements, as an adjustment that increased unassigned funds (surplus), of $25,924,000 as of January 1, 2001. This adjustment is due to $25,454,000 of net deferred tax assets established as of January 1, 2001 offset by an increase of $470,000 in the valuation of the Company's obligation for postretirement benefits other than pensions ("PBOP") on a NAIC basis as of January 1, 2001.

14. DIVIDEND RESTRICTIONS

The Company and its insurance subsidiary's ability to pay dividends are subject to certain restrictions. Delaware and New York have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company and Sun Life Insurance and Annuity Company of New York. Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve-month period, without prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus, would also require the prior approval of the Delaware Commissioner of Insurance. Dividends in the amounts of $15,000,000, $10,000,000 and $80,000,000 were declared and paid by the Company to its parent, Sun Life of Canada (U.S.) Holdings, Inc. during 2001, 2000, and 1999, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

14. DIVIDEND RESTRICTIONS (CONTINUED)

On September 20, 2000, New York insurance law was amended to permit a domestic stock life insurance company to distribute a dividend to its shareholders, without notice to the Superintendent of Insurance of the State of New York, where the aggregate amount of such dividend in any calendar year does not exceed the lesser of: (1) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (2) its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Under the previous law, domestic stock life insurers were prohibited from distributing any dividends to shareholders unless the insurer filed a notice of its intention to declare a dividend and its amount with the Superintendent at least 30 days in advance of the proposed declaration, and such proposed distribution was not disapproved by the Superintendent. No dividends were paid during 2001. Dividends in the amount of $4,700,000 and $6,500,000 were declared and paid during 2000 and 1999, respectively, by the Sun Life Insurance and Annuity Company of New York to the Company. These dividends were approved by the Board of Directors and the State of New York Insurance Department.

15. COMMITMENTS AND CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments. Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company and its subsidiaries pursuant to these laws may be used as credits for a portion of the associated premium taxes.

LITIGATION

The Company is not aware of any contingent liabilities arising from litigation, income taxes and other matters beyond the ordinary course of business that could have a material effect upon the financial condition of the Company.

LINES OF CREDIT

The Company has syndicated two lines of credit each in the amount of $250 million. There are 14 banks in the syndicate of lenders, which is led by Chase Bank, New York. The banks have committed to lend funds of up to $500 million when requested by the Company at prevailing rates determined in accordance with the line of credit agreements. One line of credit terminates October 2002, the other in October 2003. As of December 31, 2001, no amounts have been borrowed.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2001, 2000 and 1999

LEASE COMMITMENTS

The Company leases various facilities and equipment under operating leases with terms of up to 25 years. As of December 31, 2001, minimum future lease payments under such leases are as follows (in 000's):

2002	$ 1,924
2003	294
2004	196
Total	$ 2,414

Total rental expense for the years ended December 31, 2001, 2000 and 1999 was $6,936,000, $5,002,000, and $4,656,000, respectively.

16. DISCONTINUED OPERATIONS

During 1999, the Company discontinued its individual disability segment and its banking and trust segment. These segments were composed of Massachusetts Casualty Insurance Company ("MCIC") and New London Trust, F.S.B. ("NLT"), which were both sold during 1999 to separate, unaffiliated parties. Net proceeds on the sale of MCIC were approximately $33,965,000 and the Company realized a net loss after taxes of $25,465,000. Net proceeds on the sale of NLT were approximately $30,000,000; the Company realized a net gain after taxes of $13,170,000. Immediately before the sale date of NLT, the Company received a $19 million dividend distribution from NLT.

There were no results from discontinued operations in 2001 and 2000. Income from discontinued operations for the year ended December 31, 1999 were as follows (in 000's):
1999
Revenue	$ 22,667
Expenses	21,430
Provision for income taxes	203
Income from discontinued operations	$ 1,034

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and its subsidiaries (the "Company") as of December 31, 2001 and 2000, and the related consolidated statements of income, comprehensive income, stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2001. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and its subsidiaries as of December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2001, the Company adopted the provisions of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities".

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2002


PART C

OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS
(a)	The following Financial Statements are included in the Registration Statement:

	A.	Condensed Financial Information - Accumulation Unit Values (Part A)

	B.	Financial Statements of the Depositor (Part B)

Audited:
		1.	Consolidated Statements of Income, Years Ended December 31, 2001, 2000 and 1999;
		2.	Consolidated Balance Sheets, December 31, 2001 and 2000,
		3.	Consolidated Statements of Comprehensive Income, Years Ended December 31, 2001, 2000 and 1999;
		4.	Consolidated Statements of Stockholder's Equity, years Ended December 31, 2001, 2000 and 1999;
		5.	Consolidated Statements of Cash Flows, Years Ended December 31, 2001, 2000 and 1999;
		6.	Notes to Consolidated Financial Statements; and
		7.	Independent Auditors' Report

	C.	Financial Statements of the Registrant (Part B)

		1.	Statement of Condition, December 31, 2001;
		2.	Statement of Operations, Year Ended December 31, 2001;
		3.	Statement of Charges in Net Assets, Years Ended December 31, 2001 and December 31, 2000;
		4.	Notes to Financial Statements; and
		5.	Independent Auditors' Report

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:
(1)

Resolution of Board of Directors of the depositor dated March 31, 1982 authorizing the establishment of the Registrant (Filed as an Exhibit to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 2-99958, filed on April 17, 1998 and incorporated herein by reference);

	(2)	Not Applicable;

(3)(a)

Form of Marketing Services Agreement between the depositor, Sun Life of Canada (U.S.) Distributors, Inc., and Clarendon Insurance Agency, Inc. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(i)

Specimen Sales Operations and General Agent Agreement (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(ii)

Specimen Broker-Dealer Supervisory and Service Agreement (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(iii)

Specimen General Agent Agreement (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-4, File No. 333-37907, filed on January 16, 1998);

(4)

Form of Flexible Payment Deferred Combination Variable and Fixed Group Annuity Contract (Filed as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998 and incorporated herein by reference);

(5)

Form of Application used with the annuity contract filed as Exhibit (4) (Filed as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998 and incorporated herein by reference);

	(6)	Certificate of Incorporation and By-laws of the Depositor (Incorporated by reference to the Registration Statement of the Registrant on Form N-4, File No. 333-37907, filed on October 14, 1997);

	(7)	Not Applicable;

	(8)	None

	(9)	Previously filed;

	(10)(a)	Consent of Deloitte & Touche, LLP*;

	(10)(b)	Representation of Counsel pursuant to Rule 485(b)*;

	(11)	Financial Statement Schedules I and VI (Incorporated by reference to the Annual Report of Depositor on Form 10-K;

	(12)	Not Applicable;

	(13)	Not Applicable;

	(14)	Not Applicable;

	(15)	Powers of Attorney (Incorporated by reference as Exhibit 15 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-30844, filed on February 9, 2001);

	(16)

Organizational Chart (Incorporated by reference to Exhibit 16 to Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-4, File No. 333-74844, filed on February 14, 2002.)


* Filed herewith

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and	Principal Positions and Officers
Business Address	With Depositor

Donald A. Stewart	Chairman and Director
150 King Street West
Toronto, Ontario
Canada M5H 1J9

C. James Prieur	Vice Chairman and Director
150 King Street West
Toronto, Ontario
Canada M5H 1J9

James A. McNulty, III	President and Director
One Sun Life Executive Park
Wellesley Hills, MA 02481
David D. Horn	Director
257 Lake Street
P.O. Box 24
New Vineyard, ME 04956

Angus A. MacNaughton	Director
481 Kingswood Lane
Danville, CA 94506

S. Caesar Raboy	Director
220 Boylston Street
Boston, MA 02110

William W. Stinson	Director
1001 13th Avenue S.W.
Calgary, Alberta
Canada T2R 0L5

James C. Baillie	Director
Torys
Suite 300, Maritime Life Tower
Toronto, Ontario MSK 1N2

James M.A. Anderson	Vice President, Investments
One Sun Life Executive Park
Wellesley Hills, MA 02481

Robin L. Camara One Sun Life Executive Park	Vice President, Human Resources & Administrative Services
Wellesley Hills, MA 02481

Peter F. Demuth	Vice President and Chief Strategy and
One Sun Life Executive Park Wellesley Hills, MA 02481	Business Development Officer

Ronald J. Fernandes	Vice President, Retirement
112 Worcester Street	Products and Services
Wellesley Hills, MA 02481

Ellen B. King One Sun Life Executive Park	Assistant Vice President and Senior Counsel and Secretary
Wellesley Hills, MA 02481

Philip K. Polkinghorn	Vice President, Retirement Products and Services
112 Worcester Street
Wellesley Hills, MA 02481

Davey S. Scoon One Sun Life Executive Park	Vice President & Chief Financial and Administrative Officer & Treasurer
Wellesley Hills, MA 02481

Michael E. Shunney	Vice President, Group Insurance
One Sun Life Executive Park
Wellesley Hills, MA 02481

James R. Smith	Vice President and Chief Information Officer
One Sun Life Executive Park
Wellesley Hills, MA 02481

Robert P. Vrolyk	Vice President and
One Sun Life Executive Park	Actuary
Wellesley Hills, MA 02481

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Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), a wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada- U.S. Operation Holdings, Inc., which is in turn a wholly-owned subsidiary of Sun Life Assurance Company of Canada.

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The organization chart of Sun Life Assurance Company of Canada is filed as Exhibit 16 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74844, filed February 14, 2002.

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None of the companies listed in such Exhibit 16 is a subsidiary of the Registrant; therefore the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

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Item 27. NUMBER OF CONTRACT OWNERS: As of March 8, 2002 there were 16,607 qualified and 204 non-qualified Contracts issued by the Registrant.

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Item 28. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.), a copy of which was filed as Exhibit 3(b) to the Registration Statement of the Depositor on Form S-1, File No. 33-29851, provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of the Depositor, acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, G, H, and I, Sun Life (N.Y.) Variable Accounts A, B and C, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account.

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Name and Principal	Positions and Officers
Business Address*	with Underwriter

William P. Franca	President
Davey S. Scoon	Treasurer and Director
James M.A. Anderson	Director
Ronald J. Fernandes	Director
James A. McNulty, III	Director
George E. Maden	Secretary and Clerk
William T. Evers	Assistant Secretary and Clerk
Norton A. Goss, II	Vice President and Chief Compliance Officer
Michael L. Gentile	Vice President
John E. Coleman	Vice President
Imants Saksons	Vice President
Nancy C. Atherton	Tax Officer

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* The principal business address of all directors and officers of the principal underwriter except Messrs, Fernandes and Franca, is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. The principal business address of Messrs Fernandes and Franca is 112 Worcester Street, Wellesley Hills, MA 02481.

          (c) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Sun Life Assurance Company of Canada (U.S.), in whole or in part, at its executive office at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, or at the offices of Clarendon Insurance Agency, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Item 31. MANAGEMENT SERVICES

          Not Applicable.

Item 32. UNDERTAKINGS

          The Registrant hereby undertakes:

(a)

To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)

To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)	Representation with respect to Section 26(e) of the Investment Company Act of 1940.

Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to the American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 30th day of April, 2002.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By: /s/ JAMES A. McNULTY, III
James A. McNulty, III
President

Attest:	/s/ EDWARD M. SHEA
Edward M. Shea
Assistant Vice President and Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.

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SIGNATURE	TITLE	DATE

/s/ JAMES A. McNULTY, III	President and Director	April 30, 2002
James A. McNulty, III	(Principal Executive Officer)

/s/ DAVEY S. SCOON	Vice President, & Chief Financial, and Administrative Officer & Treasurer	April 30, 2002
Davey S. Scoon	(Principal Financial and Accounting Officer)

/s/ SANDRA M. DADALT	Attorney-in-Fact for:	April 30, 2002
Sandra M. DaDalt	Donald A. Stewart, Chairman and Director
C. James Prieur, Vice Chairman and Director
James C. Baillie, Director
David D. Horn, Director
Angus A. McNaughton, Director
S. Caesar Raboy, Director
William W. Stinson, Director

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EXHIBIT INDEX
10 (a)	Consent of Auditors
10 (b)	Representation of Counsel